                                                                   Horace Mann
                                                                   Mutual Funds
                                                                   Annual Report

                                                               December 31, 2000


                             [PHOTO APPEARS HERE]

Contents          [PHOTO APPEARS HERE]

          Letter from the Chairman of
          the Board and President .............................    2

          Average Annual Total Return
          Horace Mann Family of Funds .........................    3

          Portfolio manager letter ............................    5

          Financial statements ................................   12

          Fund performance graphs .............................   57


This report must be preceded
or accompanied by a current
prospectus.

Horace Mann Mutual Funds
--------------------------------------------------------------------------------
                                                      P.O. Box 4657
                                                      Springfield, IL 62708-4657
                                                      217-789-2500


Fellow Shareholders:

Thank you for your continued confidence in The Horace Mann Mutual Funds. We at Horace Mann are committed to helping you achieve your long-term retirement investment goals. Even in a turbulent year for stock market investments, our funds weathered the storm and stayed true to their investment strategies. With changes made this past year, we believe our funds continue to be well-positioned to provide you with investments to meet your long-term retirement needs. As you advance toward your retirement, we want your investment with Horace Mann to help provide you and your family with a sense of financial well-being.

Market Review

The year 2000 arrived with great expectations, inheriting a bull market of a longevity rarely seen before. Technological innovation spurred the economy to new levels, leading stock prices to new levels as well. But in keeping with the old adage, "What goes up must come down," investors saw the bottom fall out of many technology-oriented stocks. Both the Wilshire 5000 broad market index and S&P 500 Index were down for the year.

The value style of investing employed in our Equity, Balanced and Socially Responsible funds performed relatively better than the growth style that has been so successful in recent years. But absolute returns for the value style in 2000 were less than we experienced with growth stocks prior to that. In an extremely difficult year for small cap growth stocks, the Horace Mann Small Cap Growth Fund had relatively better returns than comparable funds, although still down for the year. The Horace Mann International Fund slightly underperformed its benchmark in an equally difficult year for international stocks. Both the Income and Short-Term funds produced positive returns as bond investors enjoyed gains countering the general decline in stock prices.

Results of Shareholder Actions

Actions you approved at the last shareholder meeting have provided additional value to our funds during the year. First, you approved Wilshire as our investment adviser and gave them latitude to retain or change subadvisers. In March 2000, Wilshire moved quickly to change a subadviser of the Equity Fund. Since that change, the relative performance of the fund to its benchmark has been good, and the fund has enjoyed positive returns when the general market was negative. Secondly, the Balanced Fund now invests in shares of the Equity and Income funds rather than buying securities directly. This "fund of funds" approach allows the portfolio managers to focus their efforts toward adding value for fund shareholders.

Perspective

For over 55 years, we at The Horace Mann Companies have committed ourselves to providing for the needs of educators. We maintain our commitment to you by providing financial solutions that make sense for your needs. We look forward to working by your side to assist you in reaching your long-term investment objectives. On behalf of the entire Horace Mann organization, we thank you for your continued confidence in us as we move into 2001.
Sincerely,


      /s/ George Zock                   /s/ Tom Arisman

      George Zock                       Tom Arisman
      Chairman                          President
      Horace Mann Mutual Funds          Horace Mann Mutual Funds

For Annuity Alternatives Contract Owners

Average annual total returns for the year ended December 31, 2000 for the Annuity Alternatives contracts are shown in the following table. For contributions which remained invested in an Annuity Alternatives contract, returns are shown first. For contracts which were surrendered, returns are shown second. Redemption has no affect on the variable account rates of return after the initial five-year contract period.

Returns if money remained invested, based on a $1,000 investment.

Variable Account                  1 Year   5 Years     10 Years  Since inception
   Equity fund                     -5.79     7.76      11.68           10.09/1/
   Balanced Fund                   -0.28     7.28       9.81            8.88/1/
   Income Fund                      7.58     4.25       5.61            5.66/1/
   Short-Term Investment Fund       4.53     3.79       3.29            3.64/1/
   Small Cap Growth Fund          -11.95       --         --           17.17/2/
   International Equity Fund      -18.57       --         --           10.77/2/
   Socially Responsible Fund        7.49       --         --           11.59/2/


Returns if money was withdrawn early, based on a $1,000 investment.

Variable Account                  1 Year   5 Years     10 Years  Since inception
   Equity Fund                    -13.33     7.76      11.68           10.09/1/
   Balanced Fund                   -8.26     7.28       9.81            8.88/1/
   Income Fund                     -0.92     4.25       5.61            5.66/1/
   Short-Term Investment Fund      -3.84     3.79       3.29            3.64/1/
   Small Cap Growth Fund          -18.99       --         --           15.92/2/
   International Equity Fund      -25.08       --         --            9.59/2/
   Socially Responsible Fund       -1.01       --         --           10.40/2/

================================================================================

The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations. Past performance does not guarantee future results of the subaccounts.

The average annual rates of return of each variable subaccount of the Annuity Alternatives contracts were adjusted for a 1.35 percent mortality and expense fee until March 1, 1999, when the fee was reduced to 1.25 percent. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns above, after the first contract year would reduce the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment.

During the first five contract years, redemption charges range from 2 to 8 percent for the flexible premium contracts and 1 to 5 percent for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges. Distributions from an annuity may be subject to federal taxes and a 10 percent IRS penalty if withdrawn before age 59 1/2.

On March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the Horace Mann Mutual Funds. The Equity Fund employs a multi-manager strategy using three subadvisers N Bernstein Investment Research and Management Unit, Mellon Equity Associates and Wellington Management Co., LLP. Effective March 15, 2000, Bernstein Investment Research and Management Unit replaced Brinson Partners as one of the subadvisers for the Equity Fund. On January 19, 2000, the Balanced Fund began operating under a fund of funds structure, investing in the Equity Fund and Income Fund. Effective August 25,2000 Western Asset Management became the subadviser for the Income Fund and Short-Term Investment Fund.

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. For the year ended December 31, 2000, the funds received credits on overnight cash balances resulting in a reduction of custody expenses. Commission credits were used to pay certain expenses for the Equity and Balanced funds from 1994 through December 31, 2000. For each of the years in the two-year period ended December 31, 2000, certain expenses were assumed/waived for all funds. In addition, certain Balanced Fund and Income Fund expenses were assumed/waived through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been assumed/waived since 1983. Certain expenses for the Small Cap Growth, International Equity, and Socially Responsible funds have been assumed/waived since their inception, March 10, 1997. Assumed expenses and the use of credits resulted in higher actual returns and for some funds exceeded 1 percent depending on the expenses assumed. There is no guarantee that certain expenses will be assumed/waived or the use of credits will continue in the future.

/1/ Since inception for the Equity, Balanced, Income, and Short-Term Investment funds refers to November 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington Management Company, LLP became the funds subadviser. On March 1,1999 Wilshire Associates, Inc. became the investment adviser for the Funds. Wilshire employs subadvisers to manage the Funds.

/2/ Since inception for the Small Cap Growth, International Equity and Socially Responsible funds refers to their beginning date, March 10, 1997. The investment subadvisers are BlackRock Financial Management, Inc. for the Small Cap Growth Fund and Zurich Scudder Investments, Inc. for the International Equity and Socially Responsible funds..

--------------------------------------------------------------------------------
For Equity Fund Public Shareholders and Participants in the Horace Mann Employee 401(k) Plan

Total average annualized returns for the year ended December 31, 2000, for the Horace Mann Mutual Funds and their comparable benchmark indices are shown in the following table:


                                    1 Year   5 Years   10 Years  Since inception
                                    ------   -------   --------  ---------------
   Equity Fund                       -4.64     9.28     13.09          11.49/1/
   S&P 500 Stock Index               -9.12    18.35     17.46          15.62

   Balanced Fund                      0.93     8.74     11.20          10.27/1/
   Stock/Bond Composite/4/           -1.00    13.84     13.64          12.66

   Income Fund                        8.89     5.61      6.97           7.02/1/
   Lehman Intermediate/Aggregate/5/  11.63     6.57      7.59           7.78

   Short-Term Investment Fund         5.81     5.13      4.64           4.98/1/
   90-day Treasury Bills              6.18     5.39      5.08           5.41

   Small Cap Growth Fund            -10.84       --        --          18.22/2/
   Russell 2000 Growth Index        -22.44       --        --           7.46

   International Equity Fund        -17.51       --        --          12.03/3/
   MSCI EAFE                        -14.16       --        --           8.28/6/

   Socially Responsible Fund          8.79       --        --          13.00/3/
   S&P 500 Stock Index               -9.12       --        --          13.08

================================================================================

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. For the year ended December 31, 2000, the funds received credits on overnight cash balances resulting in a reduction of custody expense. Commission credits were used to pay certain expenses for the Equity and Balanced funds from 1994 through December 31, 2000. For each of the years in the two-year period ended December 31, 2000, certain expenses were assumed/waived for all funds. In addition, certain Balanced Fund and Income Fund expenses were assumed/waived through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been assumed/waived since 1983. Certain expenses for the Small Cap Growth, Internationally Equity, and Socially Responsible funds have been assumed/waived since their inception March 10, 1997. Assumed expenses and the use of credits resulted in higher actual returns and for some funds exceeded 1 percent depending on the expenses assumed. There is no guarantee that certain expenses will be assumed/waived or the use of credits will continue in the future.

On March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the Horace Mann Mutual Funds. The Equity Fund employs a multi-manager strategy using three subadvisers N Bernstein Investment Research and Management Unit, Mellon Equity Associates and Wellington Management Co., LLP. Effective March 15, 2000, Bernstein Investment Research and Management Unit replaced Brinson Partners as one of the subadvisers for the Equity Fund. On January 19, 2000, the Balanced Fund began operating under a fund of funds structure, investing in the Equity Fund and Income Fund. Effective August 25,2000 Western Asset Management became the subadviser for the Income Fund and Short-Term Investment Fund.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and when redeemed, may be worth more or less than its original cost.

The indices listed are unmanaged industry benchmarks, not funds, and as such they have no expenses.

/1/ Since inception for the Equity, Balanced, Income, and Short-Term Investment funds refers to November 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington became the subadviser for these funds. On March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the funds. Wilshire employs subadvisers to manage the funds.

/2/ Since inception for the Small Cap Growth Fund refers to its beginning date, March 10, 1997. BlackRock Financial Management, Inc. is this fund's investment subadviser.

/3/ Since inception for the International Equity and Socially Responsible funds refers to their beginning date, March 10, 1997. Zurich Scudder Investments, Inc. is the investment subadviser for these funds.

/4/ 60 percent S&P 500, 40 percent Lehman Brothers Intermediate
Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate thereafter.

/5/ Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.

/6/ The index reflects performance from February 28, 1997 through December 31, 2000.

                      [LETTERHEAD OF WILSHIRE ASSOCIATES]

To the Shareholders of the Horace Mann Mutual Funds:



We appreciate this opportunity to speak to you regarding the Horace Mann Mutual Funds and their performance in the year 2000. We cannot overstate the importance of planning for retirement, and we join Horace Mann in its commitment to help you work toward reaching your retirement goals.

We believe we've made much progress with Horace Mann's funds during the course of the year, and we are pleased to report these changes have had a positive impact. In March we instituted a subadviser change in the Horace Mann Equity Fund. Since that time, results have been good for Equity Fund investors as the fund withstood much of the downside pressure enveloping the equity markets during the year.

We at Wilshire continue to constantly monitor each of the funds to ensure the most skilled subadvisers are working to add value for you. Working side-by-side with Horace Mann, we strive to help provide you with high-quality investment options appropriately structured for long-term investing. Thank you for your continued confidence in the Horace Mann Mutual Funds.

Discussion of the Capital Markets in 2000

Equity investors experienced mainly negative results for 2000. A series of interest rate increases, which concluded in early 2000, slowed the economy and led the stock markets into negative territory for the year. The retreat from equities benefited bond investors, however, and fixed income returns were generally positive. International markets fell victim to slowing economic growth as well.

Technology stocks, which led the markets to new highs in the previous year, were hit the hardest in 2000. Revenue and profit growth, which had been explosive as the technology boom took hold, showed signs of slowing, and stock prices eroded as a result. Growth stocks, characterized by high price-to-earnings (P/E) ratios, dropped sharply with Internet and technology shares bearing the brunt of the selling pressure. The pessimistic outlook of many market participants was fueled by the failure of many Internet start-ups throughout the year.

Though companies with suspect earnings and lofty valuations were the hardest hit, the economic slowdown and subsequent stock market sell-off even affected some of the biggest, most well-established companies in the market including many blue chip tech stocks. Stocks such as Cisco Systems and Dell Computer, with substantial profits and proven track records, experienced negative returns.

As technology and Internet stocks lost ground, many equity investors shifted their focus to value-style investing. Value stocks had been largely neglected during the speculative technology boom. The comparatively defensive nature of many value-oriented sectors attracted investors following the mid-March peak of the NASDAQ. By the end of 2000 the NASDAQ had lost more than a third of its value during the year and more than half of its value in the period between March and December. During this time of substantially negative returns, many value-style stocks actually posted positive returns. Portfolio managers generally have not "thrown in the towel" on technology stocks, though, as many technology companies remain in various investment portfolios based upon subadvisers' beliefs that these companies offer long-term viability and superior growth potential.

Funds Performance 2000

The following describes the performance of the Horace Mann Mutual Funds over the past year:

Domestic Equity

In 2000, the Equity Fund, Socially Responsible Fund and the Small Cap Growth Fund each outperformed its respective benchmark.

         Equity Fund and the Equity portion of the Balanced Fund

         In March 2000, with approval of the Board, Wilshire changed the manager mix of the Equity Fund. Bernstein Investment Research and Management joined Wellington Management Company, LLP and Mellon Equity Associates, LLP as a subadviser to the fund. We continue to believe this is a strong combination which provides investors with a value-oriented approach while offering diversification benefits. The combination has been successful. Since the change in March, the Equity Fund has posted a solid, positive gain while its benchmark, the S&P 500 Index, has lost value.

         Although this fund posted a negative return in 2000, we are quite encouraged by the recent results. In periods of stock market decline, investors generally expect value-oriented funds to outperform as the companies in the portfolio offer dividends for protection, and they are often considered by the market to be at a value discount. In 2000, the Equity Fund performed as expected in that regard by beating the S&P 500 Index and the market in general.

         Aiding the fund's performance was the avoidance of many of the technology names that took a beating during the year. The fund avoided the significant price drops that befell many high profile technology names (e.g. Yahoo! and Qualcomm). In addition, performance was lifted by other stocks (e.g. Pharmacia) that experienced significant price appreciation during the year.

         The fund was not completely immune to the negative pressure in the technology sector, as it did hold some defensive tech stocks. The fund's holdings in Compuware and Computer Sciences both hindered returns, as did previously strong performers Intel and Cisco. Pressures did not come only from technology companies, however. "Old-economy" companies such as AT&T and General Electric also dampened performance during the year.

         Healthcare and financial companies posted strong returns in 2000, and the Equity Fund enjoyed the benefits. Health-related concerns like Baxter International and Unitedhealth Group and financial firms US Bancorp and PNC Financial added value.

         The subadvisers believe their portfolios are positioned to profit in the current economic environment. The economy is slowing as a result of multiple interest rate increases during 2000, and many technology products (e.g. personal computers) have become "commodity-like." Such an environment favors the defensive nature of many of the traditional value sectors.

         Socially Responsible Fund

         Like the Equity Fund, the Socially Responsible Fund participated in the rebound of value stocks during the year and outperformed the S&P 500 Index. The fund's emphasis on several value-oriented sectors, such as financials and utilities, contributed to the strong performance for the year. In addition, underweighting the battered technology sector benefited returns. Strong stock selection within the various sectors was a major contributor to the fund's performance during the year.

         The portfolio profited from a consolidation theme in the financial sector, with some shares (e.g. Lehman Brothers) rising as competitors pursued combinations. Fannie Mae (Federal National Mortgage Corporation), up 74 percent, and PNC Financial, up 42 percent, also boosted portfolio performance. Producers of consumer staples, like Pepsi and Avon, generated superior results for the fund as investors sought stability in their portfolios.

         Despite wide market swings in 2000 and the negative tone that prevailed throughout most of the year, the Socially Responsible Fund held up well. As technology stocks declined during the year, many have reached potentially attractive valuations. The subadviser to this fund, Zurich Scudder Investments, is vigilant in evaluating future investment opportunities and will structure the portfolio to take advantage of such opportunities as conditions warrant.

         Small Cap Growth Fund

         The Small Cap Growth Fund provides exposure to small companies with excellent growth prospects. Although typically more volatile than stocks of large companies, this strategy can prove quite beneficial for investors who seek exposure to the small-cap area of the market where there is potential for strong returns. Further, some investors may gain diversification benefits upon allocation of funds to small-cap equities. Though the fund generated substantial returns in 1999, in 2000 the fund suffered from shifting market sentiment that saw growth stocks fall from favor. However, the Small Cap Growth Fund weathered this downturn far better than its benchmark, the Russell 2000 Growth Index. After reaping the benefits of the technology and Internet boom through 1999, the subadviser to this fund, BlackRock Financial Management, had positioned the portfolio to benefit from a return to less speculative valuation levels.

         The portfolio was helped by the portfolio manager's moves into the utilities and healthcare sectors which performed well during the year. For example, Calpine Corporation, a power plant company, posted a gain of more than 180 percent during 2000. In addition, financial stocks rose on the strength of such companies as Investors Financial Services, up 275 percent, and Southwest Bancorp, up 64 percent.

         While the portfolio profited from the shift away from technology, avoiding particularly poor performers in that sector helped as well. For example, companies avoided included MarketWatch.com, an internet-based content provider, and Fidelity Holdings, a technology and automobile dealership amalgamation: each dropped over 90 percent during 2000.

         BlackRock's managers believe the current portfolio construction will provide the best chance for success as we enter the new year. Even in the face of an economic slowdown, BlackRock believes there will still be an emergence of investment opportunities as new market leaders come to fore.

Domestic Fixed Income

During the year, the Income Fund and the Short-Term Investment Fund provided results that were positive and reasonable given their objectives as outlined in the prospectus.

         The Income Fund and the Fixed Income portion of the Balanced Fund

         In 2000, Western Asset Management replaced Wellington Management Company, LLP, as subadviser for the fixed income portfolios. Western Asset favors intermediate- and long-term government bonds, high-quality corporate bonds, and mortgage-backed securities. More modest allocations are made to high-yield corporate debt and foreign government bonds. Western has also found value in Treasury Inflation Protected Securities, which are government-issued bonds that insulate investors from the effects of inflation.

         Despite turning in positive performance during the year, the Income Fund underperformed its benchmark, the Lehman Aggregate Bond Index, in 2000. The subadviser and its predecessor favored higher allocations to non-Treasury sectors in the belief these allocations will offer better relative returns for investors in the long term. During the year, the fund increased its exposure to mortgage-backed securities while trimming exposure to U.S. Treasury bonds. Mortgage-backed securities performed well, but this strategy hampered performance in relation to the benchmark as Treasury bonds led all fixed income sectors in 2000.

         Western Asset is confident its strategy will benefit investors in 2001. As of the close of the year 2000, the fund had a conservative allocation to high-yield corporate bonds which had experienced extreme difficulty in the first eleven months of the year. High yield bounced back in December, and the fund benefited as a result. Despite the underweight to Treasuries on an asset allocation basis, the fund's holdings are structured to continue to capitalize on anticipated buy-backs by the U.S. government.

         Short-Term Investment Fund

         This fund generated reasonable returns during 2000, a year that experienced interest rate increases in the opening months. The fund seeks to preserve invested capital and succeeded in outpacing inflation during the course of the year.

         Throughout the year, Western Asset and its predecessor, Wellington Management, emphasized short-term agency notes. This strategy allows the fund to take advantage of yield opportunities while maintaining a high level of liquidity.

         In the coming year, the fund is expected to continue to be impacted by the interest rate policy implemented by the Federal Reserve. As evidence of a slowing economy mounts, the Fed may pursue a policy of decreasing interest rates.

Balanced Portfolios

         Balanced Fund

         The Balanced Fund is designed to provide a stock/bond mix appropriate for long-term investors. Early in 2000, the Balanced Fund was transitioned to a "fund of funds" structure. The equity assets in the Balanced Fund were combined with the Equity Fund and the fixed income assets were combined with the Income Fund. The Balanced Fund now buys "units" of the Equity Fund and the Income Fund to replicate the target weightings of 60 percent equities, 40 percent fixed income.

         During the year, the Balanced Fund outperformed its benchmark, a blend of the S&P 500 Index and Lehman Aggregate Index. These results are consistent with what is expected by a 60 percent/40 percent Equity Fund/Income Fund strategy.

International Equity

Results for 2000 reversed ground from 1999 as international markets suffered from the economic slowdown that also hampered the U.S. In this difficult environment, the International Equity Fund underperformed its benchmark during 2000.

         International Equity Fund

         International investors suffered in 2000 following a strong showing the previous year. A strong dollar added to the difficulties set in motion by a slowdown of corporate growth. Countries such as Japan, which had shown signs of recovery early in the year, slumped back into economic difficulty. A select number of areas, primarily Western Europe and Canada, fared better than others though negative returns were seen in most corners of the investment globe.

         During 2000, economic recovery in Japan stalled, prompting negative market returns throughout most Asian countries. Many European markets experienced difficulty as well. The UK, Sweden and Portugal slid during 2000 and suffered from weak currencies. Service companies were particularly hard hit in each of those countries. Technology stocks also suffered in the international marketplace much as they did in the U.S.

         Certain European markets rose on the year. Italy and Switzerland each rose during 2000, though Italy suffered currency pressures. Despite this, Italy, like Switzerland, was a positive contributor to the fund on the strength of finance and energy companies.

         Managers at Zurich Scudder Investments, subadviser for the International Equity Fund, foresee volatility in the markets for 2001. In order to protect investors from such volatility, they have shifted the portfolio to a more defensive position though they remain committed to sectors that have the best potential to generate positive returns in the long term. Going forward, Zurich Scudder also sees potential for continued growth of the Internet sector.


Final Comments

The events of the past year have served to emphasize the need for diversification in retirement portfolios. Many of the sectors that performed well during 2000 were the same sectors that had languished during the prior years. The technology "honeymoon" ended, as many stocks in this sector experienced significant price pressure; in essence, the speculative bubble in the technology sector burst. Investors who were diversified across a variety of funds and asset classes preserved value during this downdraft.

We remain confident the Horace Mann Mutual Funds are high-quality opportunities to invest for long-term goals. They are positioned to provide you with a well-diversified approach to retirement investing. In the coming year, we look forward to continuing our diligent work, side-by-side with Horace Mann, to ensure you have the tools you need to reach your long-term objectives. Again, we thank you for your continued confidence and investment in the Horace Mann Mutual Funds.

With best wishes for the New Year,



/s/ Michael P. O'Keeffe                     /s/ Thomas M. Goodrum, Jr.
Michael P. O'Keeffe, CFA                    Thomas M. Goodrum, Jr., CFA
Managing Director                           Vice President
Wilshire Associates Incorporated            Wilshire Associates Incorporated

                                                                               9
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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

      Annual Report
      December 31, 2000

      Horace Mann Mutual Funds
      Equity Fund
      Balanced Fund
      Income Fund
      Short-Term Investment Fund
      Small Cap Growth Fund
      International Equity Fund
      Socially Responsible Fund


      Board of Trustees
      A.L. Gallop
      Richard A. Holt
      Richard D. Lang
      Harriet A. Russell
      George J. Zock, Chairman

      Officers of the Funds
      A. Thomas Arisman                     William Kelly
      President                             Treasurer and Regulatory
                                            Compliance Officer
      Ann Caparros
      Secretary and                         Linda L. Sacco
      Ethics Compliance Officer             Assistant Secretary

                                            Diane M. Barnett
                                            Tax Compliance Officer



      Administrator                         Investment Subadvisers
      Horace Mann Investors, Inc.           BlackRock Financial Management, Inc.
      #1 Horace Mann Plaza                  345 Park Avenue
      Springfield, IL 62715                 New York, NY 10154-0010

      Investment Adviser                    Mellon Equity Associates, LLP
      Wilshire Associates Incorporated      500 Grant Street, Suite 4200
      1299 Ocean Avenue                     Pittsburgh, PA 15258
      Santa Monica, CA 90401-1085
                                            Bernstein Investment Research and
      Custodian                             Management unit
      State Street Bank and Trust Company   767 Fifth Avenue
      801 Pennsylvania Avenue               New York, NY 10153
      Kansas City, MO 64105
                                            Zurich Scudder Investments, Inc.
      Independent Auditors                  345 Park Avenue
      KPMG LLP                              New York, NY 10154-0010
      303 East Wacker Drive
      Chicago, IL 60601                     Wellington Management Company, LLP
                                            75 State Street
                                            Boston, MA 02109

                                            Western Asset Management Company
                                            117 E. Colorado Blvd., Suite 600
                                            Pasadena, CA 91105

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT


Financial Highlights

December 31, 2000

PER SHARE DATA


                                                                 Less Distribution From:
          Net Asset                               Total Income
 Year       Value        Net       Net Realized   (Loss) From         Net         Net
 Ended    Beginning   Investment  and Unrealized  Investments     Investment   Realized        Total
 12/31    of period   Income/1/   Gain (Loss)/1/ Operations/1/      Income       Gains     Distributions

Equity FUND/6/
--------------------------------------------------------------------------------------------------------
2000    $   21.92     $   0.21      $  (1.23)      $  (1.02)       $   0.25     $     --    $   0.25
1999        24.34         0.26         (0.91)         (0.65)           0.25         1.52        1.77
1998        25.66         0.41          1.51           1.92            0.41         2.83        3.24
1997        23.76         0.40          5.09           5.49            0.39         3.20        3.59
1996        21.66         0.43          5.08           5.51            0.40         3.01        3.41

BALANCED FUND/6/
--------------------------------------------------------------------------------------------------------
2000    $   17.27     $   0.58      $  (0.42)      $   0.16        $   0.67     $     --    $   0.67
1999        18.90         0.62         (0.84)         (0.22)           0.63         0.78        1.41
1998        19.82         0.73          0.77           1.50            0.74         1.68        2.42
1997        18.94         0.65          2.92           3.57            0.62         2.07        2.69
1996        18.00         0.60          2.70           3.30            0.57         1.79        2.36

INCOME FUND/5/
--------------------------------------------------------------------------------------------------------
2000      $ 12.24     $   0.82      $   0.27       $   1.09        $   0.94     $     --    $   0.94
1999        13.24         0.76         (0.97)         (0.21)           0.79           --        0.79
1998        13.00         0.78          0.27           1.05            0.69         0.12        0.81
1997        12.69         0.81          0.39           1.20            0.85         0.04        0.89
1996        13.03         0.76         (0.31)          0.45            0.79           --        0.79



/1/ The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calulated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT



               RATIO/SUPPLEMENTAL DATA

                                                                                                  Ratio to Average Net
                                                                                                 Assets Before Waived &
                                                                                                   Reimbursed Expenses
                                                     Ratio of       Ratio of
 Net Asset                         Net Assets        Expenses      Net Income   Portfolio                      Ratio of
 Value End           Total        End of Period     to Average     to Average    Turnover      Ratio of     Net Investment
 of Period        Return/2,3/    (in thousands)     Net Assets     Net Assets      Rate        Expenses/4/     Income/4/

--------------------------------------------------------------------------------------------------------------------------

 $20.65             (4.64)%         $667,731           0.82%          1.05%        116.56%        0.87%            0.98%
  21.92             (2.54)           625,133           0.73           1.09         205.70         0.79             1.04
  24.34              7.64            670,731           0.51           1.57          59.63           --               --
  25.66             23.45            598,502           0.53           1.50          54.56           --               --
  23.76             25.28            430,556           0.59           1.79          67.63           --               --

-------------------------------------------------------------------------------------------------------------------------
 $16.76              0.93%          $314,728           0.06%          3.38%       120.51%        0.07%            3.37%
  17.27             (1.11)           402,539           0.75           3.30        155.53         0.77             3.28
  18.90              7.68            427,920           0.50           3.60         63.69           --               --
  19.82             19.04            387,110           0.51           3.12         77.54           --               --
  18.94             18.27            300,551           0.56           3.12         72.10           --               --

-------------------------------------------------------------------------------------------------------------------------
 $12.39              8.89%          $137,184           0.88%          7.02%       422.38%        0.92%            6.98%
  12.24             (1.57)            13,175           0.99           5.83         33.09         1.03             5.79
  13.24              8.09             13,959           0.88           5.85         46.60           --               --
  13.00              9.42              9,658           0.92           6.09         96.80           --               --
  12.69              3.50             10,848           0.70           5.88        112.60         0.91             5.67

/4/ Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commissions credits and earnings credits on cash balances.

/5/ Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996 and for the years ending December 31, 2000 and 1999.

/6/ Certain expenses for the Equity and Balanced funds were assumed or waived by Horace Mann Investors, Inc. for the years ending December 31, 2000 and 1999.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Financial Highlights (concluded)

December 31, 2000

PER SHARE DATA

                                                                                 Less Distribution From:
                  Net Asset                                      Total Income
Year                Value           Net           Net Realized    (Loss) From       Net         Net
Ended             Beginning      Investment      and Unrealized   Investments    Investment   Realized      Total
12/31             of period   Income (loss)/1/   Gain (Loss)/1/   Operations/1/    Income      Gains    Distributions
SHORT-TERM FUND/4/
--------------------------------------------------------------------------------------------------------------------
2000                $ 9.89        $0.57           $  0.01        $ 0.58        $0.55        $  --           $  0.55
1999                  9.98         0.47              0.01          0.48         0.56         0.01              0.57
1998                  9.99         0.49              0.01          0.50         0.51           --              0.51
1997                 10.03         0.51                --          0.51         0.55           --              0.55
1996                 10.00         0.50             (0.01)         0.49         0.46           --              0.46

SMALL CAP
GROWTH FUND/5/
--------------------------------------------------------------------------------------------------------------------
2000                $19.76       $(0.12)          $ (2.03)       $(2.15)       $  --        $0.30           $  0.30
1999                 12.38        (0.15)             8.96          8.81           --         1.43              1.43
1998                 11.70        (0.07)             0.75          0.68           --           --                --
1997                 10.00        (0.02)             1.72          1.70           --           --                --

INTERNATIONAL
EQUITY FUND/5/
--------------------------------------------------------------------------------------------------------------------
2000                $17.52       $ 0.03           $ (3.10)       $(3.07)       $  --        $0.18           $  0.18
1999                 12.13         0.08              6.18          6.26         0.03         0.84              0.87
1998                 10.27         0.11              1.84          1.95         0.09           --              0.09
1997                 10.00         0.08              0.27          0.35         0.08           --              0.08

SOCIALLY
RESPONSIBLE FUND/5/
--------------------------------------------------------------------------------------------------------------------
2000                $13.81       $ 0.13           $  1.07        $ 1.20        $0.14        $0.76           $  0.90
1999                 12.99         0.17              0.91          1.08         0.14         0.12              0.26
1998                 12.10         0.27              0.91          1.18         0.17         0.12              0.29
1997                 10.00         0.10              2.20          2.30         0.10         0.10              0.20


/1/ The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calulated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                    2000 FUNDS ANNUAL REPORT


                 RATIO/SUPPLEMENTAL DATA

                                                                                 Ratio to Average Net
                                                                                 Assets Before Waived &
                                                                                  Reimbursed Expenses
                                             Ratio of     Ratio of
Net Asset                    Net Assets      Expenses    Net Income  Portfolio                  Ratio of
Value End        Total      End of Period   to Average   to Average   Turnover  Ratio of     Net Investment
of Period     Return/2,3/  (in thousands)     Assets     Net Assets     Rate    Expenses/7/      Income/7/
----------------------------------------------------------------------------------------------------------
  $ 9.92          5.81%       $1,982            0.49%       5.62%       0.00%     1.81%         4.30%
    9.89          4.77         1,743            0.32        4.71        0.00      1.90          3.13
    9.98          4.97         1,331            0.69        4.78        0.00      2.59          2.88
    9.99          5.09         1,151            0.50        4.98        0.00      2.52          2.96
   10.03          5.02         1,229            0.53        4.93        0.00      2.44          3.02

----------------------------------------------------------------------------------------------------------
  $17.31        (10.84)%     $83,597            1.50%      (0.57)%    233.11%     1.67%        (0.74)%
   19.76         71.55        60,497            1.50       (1.03)     172.20      1.64         (1.17)
   12.38          5.81        28,655            1.11       (0.59)     168.31      1.75         (1.23)
   11.70         17.01/6/     16,525            0.78       (0.19)      91.49      1.44         (0.85)

----------------------------------------------------------------------------------------------------------
  $14.27        (17.51)%     $42,689            1.47%       0.18%      69.30%     1.51%         0.14%
   17.52         51.83        26,403            1.30        0.53       77.74      1.69          0.14
   12.13         18.95        10,311            1.03        0.99       57.71      2.06         (0.04)
   10.27          3.46/6/      5,214            0.46        1.29       31.99      1.82         (0.07)

----------------------------------------------------------------------------------------------------------
  $14.11          8.79%      $76,011            1.07%       0.96%      99.11%     1.20%         0.83%
   13.81          8.39        59,533            1.00        1.28       60.46      1.12          1.16
   12.99          9.80        35,564            0.64        2.10       41.63      1.12          1.62
   12.10         23.04/6/      9,213            0.49        1.65       20.85      1.16          0.98


/4/ Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 2000.

/5/ Certain expenses for the Small Cap Growth, International Equity and Socially Responsible Funds were assumed or waived by Horace Mann Investors, Inc. since their inception, March 10, 1997.

/6/  The returns are not annualized.

/7/ Ratio of Expenses and Net Investment Income to Average Net Assets do not reflect earning's credits on cash balances.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                           Statement of Investments
                           Equity Fund

                           December 31, 2000



                           [PIE CHART APPEARS HERE]

                                 Cash & Other
                                Net Assets 0.8%

                              Common & Preferred
                                  Stock 99.2%

                                                                                      Number of     Market
                                                                                       Shares        (000)
-----------------------------------------------------------------------------------------------------------
COMMON STOCK                 Aerospace 1.44%
                                Boeing Co.                                             44,200     $   2,917
                                B.F. Goodrich Co.                                      33,300         1,211
                                Litton Industries, Inc.*                               18,600         1,464
                                Northrop Grumman Corp.                                 13,400         1,112
                                United Technologies Corp.                              37,300         2,933
-----------------------------------------------------------------------------------------------------------
                                                                                                      9,637
                             Air Transportation 0.64%
                                AMR Corp.*                                             55,500         2,175
                                Delta Air Lines, Inc.                                  41,700         2,093
-----------------------------------------------------------------------------------------------------------
                                                                                                      4,268
                             Apparel 0.26%
                                VF Corp.                                               48,400         1,754
                             Automotive 1.42%
                                Cooper Tire & Rubber Co.                               31,800           338
                                Dana Corp.                                             64,700           991
                                Delphi Automotive Systems Corp.                       104,500         1,176
                                Ford Motor Co.                                         28,447           667
                                General Motors Corp. - H*                              16,900           861
                                General Motors Corp.                                   56,400         1,297
                                Genuine Parts Co.                                      70,600         1,849
                                Goodyear Tire & Rubber Co.                             65,600         1,508
                                Visteon Corp.*                                         67,896           781
-----------------------------------------------------------------------------------------------------------
                                                                                                      9,468
                             Banks & Financial Services 14.53%
                                American Express Co.                                   25,500         1,401
                                Bank of America Corp.                                  93,300         4,280
                                Bank New York, Inc.                                    31,000         1,711
                                Bank One Corp.                                        116,200         4,256
                                Bear Stearns Cos., Inc.                                26,500         1,343
                                Citigroup, Inc.                                       365,481        18,662
                                Federal National Mortgage Association                  46,200         4,008
                                Firstar Corp.                                          45,600         1,060
                                First Union Corp.                                      74,600         2,075
                                FleetBoston Financial Corp.                           163,525         6,142
                                Goldman Sachs Group, Inc.                              20,700         2,214
                                Greenpoint Financial Corp.                             59,100         2,419
                                KeyCorp                                               139,400         3,903
                                Lehman Brothers Holdings, Inc.                         19,400         1,312
                                MBNA Corp.                                             82,500         3,047
                                Merrill Lynch & Co., Inc.                              55,400         3,778
                                J.P. Morgan Chase & Co.                                32,350         1,470
                                J.P. Morgan & Co., Inc.                                30,400         5,031
                                Morgan Stanley Dean Witter & Co.                       61,100         4,842
                                National City Corp.                                    86,300         2,481
                                PNC Financial Services Group, Inc.                     32,100         2,345
                                Providian Financial Corp.                              20,800         1,196
                                Southtrust Corp.                                       60,300         2,453
                                Summit Bancorp                                         58,800         2,245
                                Union Planters Corp.                                   98,700         3,529
                                US Bancorp                                            191,200         5,581
                                Wachovia Corp.                                         34,800         2,023
                                Wells Fargo & Co.                                      40,300         2,244
-----------------------------------------------------------------------------------------------------------
                                                                                                     97,051

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                     Equity Fund

                     December 31, 2000

                                                                            Number of    Market
                                                                             Shares       (000)
-------------------------------------------------------------------------------------------------
COMMON STOCK        Business Machines 2.60%
(continued)           DST Systems, Inc.*                                     20,100     $   1,347
                      Dell Computer Corp.*                                   49,400           861
                      Hewlett Packard Co.                                   117,900         3,721
                      International Business Machines Corp.                 123,600        10,506
                      Lexmark International, Inc. - A*                       21,400           948
-------------------------------------------------------------------------------------------------
                                                                                           17,383
                    Business Services 2.67%
                      America Online, Inc.*                                  89,200         3,104
                      Automatic Data Processing, Inc.                        46,400         2,938
                      Computer Sciences Corp.*                               20,400         1,227
                      Electronic Data Systems Corp.                          21,400         1,236
                      First Data Corp.                                       40,600         2,139
                      Omnicom Group                                           6,800           564
                      Tyco International Ltd.                               119,569         6,636
-------------------------------------------------------------------------------------------------
                                                                                           17,844
                    Chemicals 2.93%
                      Air Products & Chemicals, Inc.                         93,900         3,850
                      Cabot Corp.                                            27,500           725
                      Dow Chemical Co.                                       77,800         2,849
                      Du Pont (E.I.) de Nemours & Co.                        92,800         4,483
                      Eastman Chemical Co.                                   54,800         2,672
                      Great Lakes Chemical Corp.                             19,400           721
                      Lubrizol Corp.                                         22,400           577
                      Praxair, Inc.                                          21,000           932
                      Sherwin Williams Co.                                   67,300         1,771
                      Union Carbide Corp.                                    18,000           969
-------------------------------------------------------------------------------------------------
                                                                                           19,549
                    Communication Equipment & Services 5.16%
                      AT&T Corp.                                            115,100         1,993
                      AT&T Corp. - A*                                        99,600         1,351
                      BellSouth Corp.                                        58,700         2,403
                      JDS Uniphase Corp.*                                    17,900           747
                      Nortel Networks Corp.                                  67,600         2,167
                      Qwest Communications International, Inc.*              63,100         2,587
                      SBC Communications, Inc.                              236,400        11,288
                      Telephone & Data Systems, Inc.                         10,300           927
                      Verizon Communications                                167,358         8,389
                      WorldCom, Inc.*                                       187,350         2,635
-------------------------------------------------------------------------------------------------
                                                                                           34,487
                    Computer Software & Services 5.03%
                      Adaptec, Inc.*                                         34,600           352
                      Autodesk, Inc.                                         21,300           572
                      Cisco Systems, Inc.*                                  278,100        10,637
                      EMC Corp.*                                             53,300         3,544
                      Ingram Micro, Inc. - A*                                58,000           653
                      Microsoft Corp.*                                      198,700         8,631
                      NCR Corp.*                                             27,900         1,371
                      Oracle Corp.*                                          84,700         2,467
                      Sun Guard Data Systems, Inc.*                          18,000           848
                      Sun Microsystems, Inc.*                                47,200         1,313

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                     Equity Fund

                     December 31, 2000

                                                                                  Number of     Market
                                                                                   Shares       (000)
-------------------------------------------------------------------------------------------------------
COMMON STOCK         Symantec Corp.*                                               34,800     $   1,157
(continued)          Tech Data Corp*                                               21,400           578
                     VeriSign, Inc.*                                               20,167         1,496
-------------------------------------------------------------------------------------------------------
                                                                                                 33,619
                Construction 0.48%
                     Centex Corp.                                                  25,000           939
                     Masco Corp.                                                   87,200         2,240
                     Owens Corning                                                 22,400            18
-------------------------------------------------------------------------------------------------------
                                                                                                  3,197
                Consumer Products 4.77%
                     American Standard Cos., Inc.*                                 29,000         1,430
                     Archer Daniels Midland Co.                                   175,770         2,637
                     Avon Products, Inc.                                           24,000         1,149
                     Ball Corp.                                                    12,600           580
                     Colgate Palmolive Co.                                         13,000           839
                     Conagra, Inc.                                                109,300         2,842
                     Crown Cork & Seal Co., Inc.                                   54,300           404
                     Fortune Brands, Inc.                                         106,900         3,207
                     Gillette Co. (The)                                            29,900         1,080
                     Newell Rubbermaid, Inc.                                       70,600         1,606
                     Owens-Illinois, Inc.*                                         61,500           350
                     Philip Morris Cos., Inc.                                     181,800         7,999
                     Procter & Gamble Co. (The)                                    70,200         5,506
                     Ralston Purina Co.                                            36,200           946
                     Whirlpool Corp.                                               27,300         1,302
-------------------------------------------------------------------------------------------------------
                                                                                                 31,877
                Electronic Equipment & Services 3.63%
                     Applied Materials, Inc.*                                       4,300           164
                     Arrow Electronics, Inc.*                                      40,300         1,154
                     Avnet, Inc.                                                   36,800           791
                     C & D Technologies                                            19,200           829
                     Eaton Corp.                                                   21,400         1,609
                     Fairchild Semiconductor International, Inc.  - A*             15,400           222
                     Intel Corp.                                                  256,600         7,714
                     ITT Industries, Inc.                                          36,000         1,395
                     Kemet Corp.*                                                  31,700           479
                     Micron Technology, Inc.*                                      47,600         1,690
                     Motorola, Inc.                                                57,000         1,154
                     Novellus Systems, Inc.*                                       23,800           852
                     NVIDIA Corp.*                                                  5,200           170
                     SanDisk Corp.*                                                 7,200           200
                     Solectron Corp.*                                              37,900         1,285
                     Teradyne, Inc.*                                               48,500         1,807
                     Texas Instruments, Inc.                                       38,900         1,843
                     Thomas & Betts Corp.                                          23,700           384
                     Vishay Intertechnology, Inc.*                                 33,200           502
-------------------------------------------------------------------------------------------------------
                                                                                                 24,244
                Energy 10.15%
                     Amerada Hess Corp.                                            43,800         3,200
                     Ashland, Inc.                                                 29,800         1,070
                     BJ Services Co.*                                              24,600         1,694
                     Chevron Corp.                                                 97,100         8,199
                     Conoco, Inc. - B                                             132,900         3,846

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                     Equity Fund

                     December 31, 2000


                                                      Number of       Market
                                                        Shares         (000)
--------------------------------------------------------------------------------

COMMON STOCK     Dynegy, Inc. - A                       27,700      $  1,553
 (continued)     Ensco International, Inc.              36,000         1,226
                 Exxon Corp.                           245,400        21,334
                 Halliburton Co.                        55,300         2,005
                 Kerr-McGee Corp.                       17,900         1,198
                 Noble Drilling Corp.*                  24,200         1,051
                 Occidental Petroleum Corp.             90,700         2,199
                 Phillips Petroleum Co.                 68,700         3,907
                 PerkinElmer, Inc.                      10,400         1,092
                 Royal Dutch Petroleum Co.              74,900         4,536
                 Sunoco, Inc.                           36,800         1,240
                 Texaco, Inc.                           74,075         4,602
                 Tosco Corp.                            54,100         1,836
                 USX-Marathon Group                     47,200         1,310
                 Valero Energy Corp.                    18,100           673
               -----------------------------------------------------------------
                                                                      67,771
               Entertainment & Recreation 1.03%
                 Brunswick Corp.                        37,600           618
                 Pixar Animation Studios*               19,500           584
                 Royal Caribbean Cruises Ltd.           61,500         1,627
                 Starwood Hotels & Resorts              56,000         1,974
                 Viacom, Inc. - B*                      44,007         2,057
               -----------------------------------------------------------------
                                                                       6,860
               Food & Beverage 3.16%
                 Brinker International, Inc.*           20,300           858
                 Coca-Cola Co.                          86,900         5,295
                 Darden Restaurants, Inc.               51,100         1,169
                 Heinz (H.J.) Co.                       53,400         2,533
                 Hormel Foods Corp.                     57,400         1,069
                 McDonald's Corp.                       60,100         2,043
                 PepsiCo, Inc.                          76,300         3,782
                 Quaker Oats Co.                         7,200           701
                 Sara Lee Corp.                        105,000         2,579
                 Sysco Corp.                            36,200         1,086
               -----------------------------------------------------------------
                                                                      21,115
               Health Care & Pharmaceuticals 10.07%
                 Abbott Laboratories                   222,800        10,792
                 Allergan, Inc.                          7,900           765
                 American Home Products Corp.           69,500         4,417
                 Baxter International, Inc.             37,900         3,347
                 Bergen Brunswig Corp. - A              56,400           893
                 Boston Scientific Corp.*              110,600         1,514
                 Bristol Myers Squibb Co.               78,400         5,797
                 Cardinal Health, Inc.                  14,800         1,474
                 Eli Lilly & Co.                        10,200           949
                 HCA-Healthcare Co.                     38,800         1,708
                 Immunex Corp.*                         17,400           707
                 Johnson & Johnson                      82,000         8,615
                 Merck & Co., Inc.                      90,200         8,445
                 Pfizer, Inc.                          221,250        10,178
                 Pharmacia Corp.                        65,748         4,011
                 Schering Plough Corp.                  37,000         2,100
                 Tenet Healthcare Corp.*                34,600         1,538
               -----------------------------------------------------------------
                                                                      67,250

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                     Equity Fund

                     December 31, 2000


                                                        Number of       Market
                                                          Shares         (000)
--------------------------------------------------------------------------------

COMMON STOCK     Insurance 6.79%
 (continued)       AMBAC Financial Group, Inc.             45,900      $  2,677
                   American General Corp.                  22,600         1,842
                   American International Group, Inc.     142,325        14,028
                   Aon Corp.                               66,300         2,271
                   Chubb Corp.                             31,300         2,707
                   Cigna Corp.                             23,900         3,162
                   Health Net, Inc.*                       51,100         1,338
                   Lincoln National Corp.                  15,600           738
                   Marsh & McLennan Cos., Inc.             38,500         4,505
                   MBIA, Inc.                              32,400         2,402
                   MGIC Investment Corp.                   32,600         2,198
                   Radian Group, Inc.                      16,800         1,261
                   St. Paul Cos., Inc.                     55,100         2,993
                   Torchmark, Corp.                        53,900         2,072
                   United Health Group, Inc.               19,200         1,178
                 ---------------------------------------------------------------
                                                                         45,372
                 Manufacturing (Diversified) 5.68%
                   Allegheny Technologies, Inc.            30,700           487
                   Briggs & Stratton Corp.                  9,400           417
                   Caterpillar, Inc.                       27,100         1,282
                   Cooper Industries, Inc.                 66,000         3,032
                   Deere & Co.                             28,200         1,292
                   Dover Corp.                             31,500         1,278
                   Emerson Electric Co.                    64,800         5,107
                   Engelhard Corp.                         26,300           536
                   FMC Corp.*                              13,100           939
                   General Electric Co.                   305,100        14,626
                   Illinois Tool Works, Inc.               23,500         1,400
                   Leggett & Platt, Inc.                   80,100         1,517
                   Minnesota Mining & Manufacturing Co.    44,100         5,314
                   Snap On, Inc.                           24,000           669
                 ---------------------------------------------------------------
                                                                         37,896
                 Media 2.13%
                   Clear Channel Communications, Inc.*      7,900         1,351
                   Comcast Corp.*                           2,300         1,763
                   Disney (Walt) Co.                        2,600         2,101
                   Gannett, Inc.                            7,600         4,894
                   Infinity Broadcasting Corp. - A*         9,800         1,391
                   New York Times Co. - A                   5,300         1,014
                   Time Warner, Inc.                        9,600           502
                   USA Networks, Inc.*                      3,700         1,238
                 ---------------------------------------------------------------
                                                                         14,254
                 Metals & Mining 0.59%
                   Alcan Aluminum Ltd.                     52,400         1,791
                   Aluminum Co. of America                 63,900         2,141
                 ---------------------------------------------------------------
                                                                          3,932
                 Paper & Forest Products 2.17%
                   Georgia Pacific Corp.                   20,147           627
                   International Paper Co.                 69,409         2,833
                   Kimberly-Clark Corp.                    62,800         4,439
                   Mead Corp.                              42,100         1,321
                   Smurfit Stone Container Corp.*          89,100         1,325
                   Sonoco Products Co.                     41,800           904

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                     Equity Fund

                     December 31, 2000


                                                            Number of    Market
                                                              Shares      (000)
--------------------------------------------------------------------------------

COMMON STOCK
 (concluded)

                   Temple-Inland, Inc.                        22,900    $ 1,228
                   Westvaco Corp.                             62,300      1,818
                 ---------------------------------------------------------------
                                                                         14,495
                 Railroad & Shipping 1.31%
                   Burlington Northern Santa Fe corp          83,300      2,358
                   Canadian Pacific Ltd.                      28,300        808
                   CSX Corp.                                  69,700      1,808
                   Norfolk Southern Corp.                    117,400      1,563
                   Union Pacific Corp.                        43,600      2,213
                 ---------------------------------------------------------------
                                                                          8,750
                 Retail 4.63%
                   Albertsons, Inc.                           43,100      1,142
                   Bed Bath & Beyond, Inc.*                   32,700        732
                   CVS Corp.                                   9,100        545
                   Federated Department Stores, Inc.*         44,600      1,561
                   Home Depot, Inc.                           48,500      2,216
                   Kroger Co.*                                66,000      1,786
                   Lowe's Companies., Inc.                    24,100      1,072
                   May Department Stores Co. (The)            66,400      2,175
                   Office Depot, Inc.*                       100,200        714
                   Sears Roebuck & Co.                       119,400      4,149
                   Supervalu, Inc.                            94,400      1,310
                   Talbot's, Inc.                             29,100      1,328
                   Target Corp.                               97,400      3,141
                   Wal-Mart Stores, Inc.                     160,000      8,500
                   Zale Corp.*                                18,400        535
                 ---------------------------------------------------------------
                                                                         30,906
                 Utilities 5.36%
                   Ameren Corp.                               53,700      2,487
                   American Electric Power, Inc.              56,220      2,614
                   Cinergy Corp.                              66,700      2,343
                   Consolidated Edison, Inc.                  58,800      2,264
                   Edison International                       33,300        520
                   El Paso Energy Corp.                       21,400      1,533
                   Exelon Corp.                               21,200      1,488
                   First energy Corp.                         84,000      2,651
                   FPL Group, Inc.                            63,900      4,585
                   Keyspan Corp.                              24,600      1,042
                   PG&E Corp.                                 74,800      1,496
                   Pinnacle West Capital Corp.                30,100      1,434
                   Puget Sound Energy, Inc.                   34,600        962
                   Reliant Energy, Inc.                       49,800      2,157
                   Southern Co.                               38,300      1,273
                   TXU Corp.                                  78,500      3,479
                   Wisconsin Energy Corp.                     48,300      1,090
                   Xcel Energy, Inc.                          81,850      2,379
                 ---------------------------------------------------------------
                                                                         35,797
                 Waste Management 0.50%
                   Republic Services, Inc. - A*               98,000      1,684
                   Waste Management, Inc.                     59,500      1,651
                 ---------------------------------------------------------------
                                                                          3,335

                 Total Common Stock 99.16%                              662,111
                   (Cost $631,208)
                 ===============================================================

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                                          2000 FUNDS ANNUAL REPORT

                                Statement of Investments (concluded)
                                Equity Fund

                                December 31, 2000

                                                                                     Principal
                                                                Rate     Maturity     Amount      Market
                                                                          Date        (ooo)        (000)
==========================================================================================================
SHORT-TERM        State Street Bank __ Repurchase Agreement
INVESTMENTS       (secured by $1,638 US Treasury Bond,
                   5.50%, 08/15/28)                             5.50%    01/02/01    $1,604       $1,604

                  State Street Bank __ Repurchase Agreement
                  (secured by $1,765 US Treasury Bond,
                  5.50%, 08/15/28)                              5.50%    01/02/01     1,726        1,726

                  Swiss Bank __ Repurchase Agreement
                  (secured by $3,154 US Treasury Bond,
                  11.25%, 02/15/15)                             6.00%    01/02/01     3,098        3,098
           -----------------------------------------------------------------------------------------------

           Total Short-Term Investment 0.96%                                                       6,428
             (Cost $6,428)
           ===============================================================================================
           Total Investments 100.12%                                                             668,539
             (Cost $637,636)
           ===============================================================================================
           Liabilities in Excess of
              Cash and Other Assts (0.12%)                                                          (808)
           -----------------------------------------------------------------------------------------------
           Net Assets 100.00%                                                                   $667,731
           ===============================================================================================

           * Non-income producing during the year ended December 31, 2000 as this security did not pay dividends.


                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Investments, Cash & Other
Net Assets 100%

                           Statement of Investments
                           Balanced Fund

                           December 31, 2000

                           [PIE CHART APPEARS HERE]

                                                       Number of     Market
                                                        Shares       (000)
----------------------------------------------------------------------------
INVESTMENTS           Horace Mann Equity Fund          9,156,599   $ 189,084
                      Horace Mann Income Fund         10,159,043     125,870
                      ------------------------------------------------------
                      Total Investments 100.07%                      314,954
                        (Cost $319,195)

                      Liabilities in Excess of
                        Cash and Other Assets (0.07%)                   (226)
                      ------------------------------------------------------
                      Net Assets  100.00%                          $ 314,728
                      ======================================================

                                                                              23
                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                    2000 FUNDS ANNUAL REPORT

                              Statement of Investments
[PIE CHART APPEARS HERE]      Income Fund

                              December 31, 2000

U.S. & Foreign Corporate Bonds/Notes,
  Cash & Other Net Assets    34.2%

U.S. & Foreign Government &
  Agency Obligations         65.8%

                                                    Number of      Market
                                                     Shares         (000)
------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK

Communications Services 0.00%
         KMC Telecom Holdings, Inc. * ***               475        $    1
Health Care 0.02%
         Fresenius Medical Care Capital Trust            32            31
------------------------------------------------------------------------------
Total Common and Preferred Stock 0.02%                                 32
         (Cost $34)


                                                                                   Principal
                                                            Rate      Maturity       Amount     Market
                                                                        Date         (000)      (000)
------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS
Treasury Bonds/Notes
         United States Treasury Bond                        3.88%     04/15/29     $11,440     $11,726
         United States Treasury Strip                       6.13%     11/15/27       3,170         712
         United States Treasury Bond                        6.13%     08/15/29       1,015       1,104
         United States Treasury Bond                        8.00%     11/15/21         500         647
         United States Treasury Strip                       8.75%     05/15/17       2,570       1,028
         United States Treasury Bond                       10.38%     11/15/09       1,000       1,172
         United States Treasury Bond                       12.00%     08/15/13       3,500       4,945

U.S. Government Agencies
         Federal Home Loan Banks                            5.91%     03/27/08       1,000       1,000
         Federal Home Loan Banks                            5.93%     04/09/08         100         100

         Federal Home Loan Mortgage Corp.                   6.00%     12/15/17          65          65
         Federal Home Loan Mortgage Corp.                   6.75%     03/15/31       2,100       2,251
         Federal Home Loan Mortgage Corp.                   7.00%     02/12/01       1,200       1,203

         Federal National Mortgage Association              6.29%     06/20/08         100          98
         Federal National Mortgage Association              6.32%     03/16/09         150         148
         Federal National Mortgage Association              6.36%     08/14/08       1,365       1,335
         Federal National Mortgage Association              6.42%     02/27/08         750         726
         Federal National Mortgage Association              6.46%     06/26/08       1,000         981
         Federal National Mortgage Association              6.50%     04/25/08       1,900       1,867
         Federal National Mortgage Association              6.56%     02/05/08         100          98
         Federal National Mortgage Association              6.59%     05/21/08         120         118
         Federal National Mortgage Association              6.60%     05/01/08       1,600       1,576
         Federal National Mortgage Association              7.25%     01/15/10          70          76

24                See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                     Income Fund

                     December 31, 2000

                                                                                  Principal
                                                            Rate      Maturity     Amount      Market
                                                                       Date         (000)       (000)
------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN GOVERNMENT AGENCY OBLIGATIONS (continued)
Mortgage-Backed Securities
         (U.S. Government Agencies)
         Federal National Mortgage Association              5.85%      01/01/09    $   198     $   194
         Federal National Mortgage Association              5.98%      01/01/09        166         164
         Federal National Mortgage Association              6.00%      02/12/01     10,000       9,681
         Federal National Mortgage Association              6.00%      06/01/18        888         874
         Federal National Mortgage Association              6.00%      12/01/18        120         117
         Federal National Mortgage Association              6.00%      01/01/19        132         129
         Federal National Mortgage Association              6.21%      08/01/08        536         538
         Federal National Mortgage Association              6.23%      07/01/08         97          98
         Federal National Mortgage Association              6.23%      01/01/09        185         185
         Federal National Mortgage Association              6.25%      07/01/08        555         558
         Federal National Mortgage Association              6.27%      06/01/08         97          98
         Federal National Mortgage Association              6.31%      07/01/08         68          69
         Federal National Mortgage Association              6.34%      06/01/08        117         118
         Federal National Mortgage Association              6.42%      06/01/08        146         148
         Federal National Mortgage Association              6.44%      01/01/08        334         339
         Federal National Mortgage Association              6.47%      02/01/08        252         257
         Federal National Mortgage Association              6.50%      02/12/01      3,300       3,255
         Federal National Mortgage Association              6.50%      01/01/08         61          62
         Federal National Mortgage Association              6.50%      11/01/12        579         580
         Federal National Mortgage Association              6.50%      06/01/29        959         946
         Federal National Mortgage Association              6.50%      07/01/29      2,821       2,782
         Federal National Mortgage Association              6.50%      08/01/29        987         973
         Federal National Mortgage Association              6.50%      02/01/30        479         472
         Federal National Mortgage Association              6.50%      03/01/30        930         918
         Federal National Mortgage Association              6.51%      01/01/08         41          42
         Federal National Mortgage Association              6.58%      01/01/08         50          51
         Federal National Mortgage Association              6.62%      12/01/07        199         204
         Federal National Mortgage Association              6.62%      01/01/08         68          70
         Federal National Mortgage Association              6.79%      11/01/07        544         561
         Federal National Mortgage Association              6.85%      10/01/07        942         976
         Federal National Mortgage Association              7.00%      08/01/19        272         274
         Federal National Mortgage Association              7.00%      04/01/30        653         654
         Federal National Mortgage Association              7.00%      05/01/30        895         897
         Federal National Mortgage Association              7.04%      07/01/06        520         537
         Federal National Mortgage Association              7.33%      10/01/09         67          71
         Federal National Mortgage Association              7.50%      10/01/22        210         214
         Federal National Mortgage Association              7.50%      07/01/23        105         107
         Federal National Mortgage Association              7.50%      04/01/30      4,078       4,139
         Federal National Mortgage Association              7.75%      04/01/17         81          83
         Federal National Mortgage Association              8.00%      11/01/09          1           1
         Federal National Mortgage Association              8.00%      08/01/14        277         284
         Federal National Mortgage Association              8.00%      10/01/14         13          14
         Federal National Mortgage Association              8.00%      01/01/17         26          27
         Federal National Mortgage Association              8.00%      08/01/29        823         843
         Federal National Mortgage Association              8.00%      03/01/30      3,772       3,865
         Federal National Mortgage Association              8.50%      09/01/14        136         140
         Federal National Mortgage Association              8.50%      01/01/15         29          30

              See notes to the financial statements.                          25

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                     Income Fund

                     December 31, 2000

                                                                                            Principal
                                                                          Rate     Maturity   Amount   Market
                                                                                     Date     (000)    (000)
-------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN     Federal National Mortgage Association               8.50%    03/01/15   $ 100   $   103
GOVERNMENT AND       Federal National Mortgage Association               8.50%    03/01/30     628       647
AGENCY               FEDERAL National Mortgage Association               8.75%    02/01/10     135       138
OBLIGATIONS          Federal National Mortgage Association              10.25%    07/01/13       4         4
(continued)
                     Government National Mortgage Association            6.00%    02/15/14      47        47
                     Government National Mortgage Association            6.00%    03/15/14     201       199
                     Government National Mortgage Association            6.50%    02/20/01   6,100     6,031
                     Government National Mortgage Association            6.50%    12/15/12     115       116
                     Government National Mortgage Association            6.50%    02/15/13     182       183
                     Government National Mortgage Association            6.50%    05/15/13     338       340
                     Government National Mortgage Association            6.50%    08/15/13     196       198
                     Government National Mortgage Association            6.50%    10/15/13     104       105
                     Government National Mortgage Association            6.50%    02/15/14     130       131
                     Government National Mortgage Association            6.50%    03/15/28     172       170
                     Government National Mortgage Association            6.50%    04/15/28     520       515
                     Government National Mortgage Association            6.50%    06/15/28     225       222
                     Government National Mortgage Association            6.50%    07/15/28     221       218
                     Government National Mortgage Association            6.50%    08/15/28     523       518
                     Government National Mortgage Association            6.50%    09/15/28     176       174
                     Government National Mortgage Association            6.50%    10/15/28     303       300
                     Government National Mortgage Association            7.00%    08/15/28      55        55
                     Government National Mortgage Association            7.50%    01/15/23     430       439
                     Government National Mortgage Association            7.50%    02/15/23       9        10
                     Government National Mortgage Association            7.50%    05/15/23     457       466
                     Government National Mortgage Association            7.50%    06/15/23     491       501
                     Government National Mortgage Association            7.50%    08/15/23     253       258
                     Government National Mortgage Association            7.50%    09/15/23     244       249
                     Government National Mortgage Association            7.50%    11/15/23     327       334
                     Government National Mortgage Association            7.50%    12/15/23   1,398     1,429
                     Government National Mortgage Association            7.50%    10/15/29     835       849
                     Government National Mortgage Association            7.50%    11/15/29     122       124
                     Government National Mortgage Association            7.50%    06/15/30     193       196
                     Government National Mortgage Association            8.00%    05/20/22      93        96
                     Government National Mortgage Association            8.25%    05/15/06      22        23
                     Government National Mortgage Association            8.50%    01/15/20      10        11
                     Government National Mortgage Association            8.50%    02/15/21      35        36
                     Government National Mortgage Association            8.50%    06/15/21      25        26
                     Government National Mortgage Association            8.50%    08/15/21       7         7
                     Government National Mortgage Association            8.50%    04/15/23      60        62
                     Government National Mortgage Association            9.50%    08/20/01       2         2
                     Government National Mortgage Association            9.50%    10/20/01       3         3
                     Government National Mortgage Association            9.50%    07/20/02       4         4
                     Government National Mortgage Association            9.50%    12/20/02       4         4
                     Government National Mortgage Association            9.50%    01/20/03       6         6
                     Government National Mortgage Association            9.50%    02/20/03       7         7
                     Government National Mortgage Association            9.50%    05/20/03      13        13
                     Government National Mortgage Association            9.50%    08/20/03      10        10
                     Government National Mortgage Association            9.50%    09/20/03      19        20
                     Government National Mortgage Association            9.50%    11/20/03      11        11
                     Government National Mortgage Association            9.50%    09/20/04       6         6

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                     Income Fund

                     December 31, 2000

                                                                                    Principal
                                                                           Rate     Maturity    Amount   Market
                                                                                      Date       (000)    (000)
------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Government National Mortgage Association           9.50%    08/15/17       $ 18     $  19
GOVERNMENT              Government National Mortgage Association          11.50%    03/15/10          5         6
AND AGENCY              Government National Mortgage Association          12.00%    03/15/14          1         1
OBLIGATIONS             Government National Mortgage Association          12.00%    04/15/14          1         1
 (concluded)            Government National Mortgage Association          12.00%    03/15/15          5         6
                        Government National Mortgage Association          12.00%    04/15/15          2         2
                        Government National Mortgage Association          12.00%    06/15/15          4         5
                        Government National Mortgage Association          12.00%    07/15/15          2         2
                        Government National Mortgage Association          12.00%    11/15/15         14        15

                        Tennessee Valley Authority                         7.13%    05/01/30        850       949

                     Foreign Government Securities
                        Argentina (Republic of)                           11.38%    03/15/10        290       263
                        Brazil (Republic of) +                             0.00%    04/15/14        542       419
                        Brazil (Republic of)                              11.00%    08/17/40      1,719     1,399
                        Bulgaria (Republic of)                             7.75%    07/28/11        200       150
                        Colombia (Republic of)                            11.75%    02/25/20         90        77
                        Panama (Republic of)                               7.75%    07/17/16        194       148
                        Peru (Republic of) +                               0.00%    03/07/17         50        32
                        Peru (Republic of)                                 3.75%    03/07/17         60        35
                        Philippines (Republic of)                          9.50%    10/21/24        175       155
                        Philippines (Republic of)                          9.88%    01/15/19        325       257
                        Philippines (Republic of)                         10.63%    03/16/25        100        82
                        Turkey (Republic of)                              11.88%    01/15/30         60        53
                        ---------------------------------------------------------------------------------------------

                     Total U.S. and Foreign Government and
                         Agency Obligations 65.83%                                                         90,307
                               (Cost $86,940)

---------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN     Corporate Securities
CORPORATE               Abbey National Capital Trust                       8.96%    12/29/49        160       165
BONDS/NOTES             Actuant Financial Corp.                           13.00%    05/01/09         16        15
                        Adelphia Communications Corp.                      9.88%    03/01/07         50        46
                        AES Corp.                                          9.50%    06/01/09         43        44
                        Allied Waste North America, Inc.                   7.63%    01/01/06         72        69
                        Allied Waste North America, Inc.                  10.00%    08/01/09         22        21
                        American Axle & Manufacturing, Inc.                9.75%    03/01/09         48        40
                        American Standard, Inc.                            7.63%    02/15/10         70        66
                        Anchor Gaming **                                   9.88%    10/15/08         68        70
                        ARCO Chemical Co.                                  9.80%    02/01/20        100        94
                        ARMCO, Inc.                                        9.00%    09/15/07        138       130
                        Associates Corp. of North America                  7.95%    02/15/10         55        59
                        Avis Group Holdings Inc.                          10.00%    05/01/09         32        35
                        Banc One Corp.                                     9.88%    03/01/09         75        87
                        Bank Of America                                    7.88%    05/16/05        750       791

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                     Income Fund

                     December 31, 2000

                                                                                          Principal
                                                                        Rate   Maturity     Amount   Market
                                                                                 Date       (000)    (000)
------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN    Bank One Capital                                   8.75%    09/01/30  $   400   $   395
CORPORATE           Bear Stearns Companies, Inc.                       7.01%    03/28/03      190       190
BONDS/NOTES         Benedek Communications Corp.                       0.00%    05/15/06      192       138
(continued)         Beverly Enterprises, Inc.                          9.00%    02/15/06       85        77
                    Bio-Rad Laboratories, Inc.                        11.63%    02/15/07       81        84
                    Blount, Inc.                                      13.00%    08/01/09      128        99
                    BTI Telecom Corp.                                 10.50%    09/15/07      140        35
                    Calpine Corp.                                      7.88%    04/01/08       75        71
                    Century Communications Corp. +                     0.00%    01/15/08      225        88
                    Charter Communications Holdings, LLC**             8.63%    04/01/09      103        93
                    CIT Group Holdings, Inc.                           7.63%    08/16/05      750       763
                    Classic Cable, Inc.                               10.50%    03/01/10      245       110
                    Collins & Aikman Products Co.                     11.50%    04/15/06       31        24
                    Columbia/HCA Healthcare Corp.                      7.25%    05/20/08       87        84
                    Commercial Credit Group, Inc.                     10.00%    05/15/09    1,121     1,336
                    Container Corp. of America                         9.75%    04/01/03       85        85
                    Crown Castle International Corp.                   0.00%    11/15/07      175       142
                    Crown Castle International Corp.                  10.75%    08/01/16       73        75
                    CSC Holdings, Inc.                                 7.25%    07/15/08      150       146
                    CSC Holdings, Inc.                                 9.25%    11/01/05       75        77
                    Deere (John) Capital Corp.                         6.82%    05/06/02    1,400     1,400
                    Delco Remy International, Inc.                     8.63%    12/15/07       50        44
                    Delco Remy International, Inc.                    10.63%    08/01/09      105        84
                    Du Pont (E.I.) de Nemours & Co.                    8.13%    03/15/04       75        79
                    EchoStar Broadband Corp.                          10.38%    10/01/07       65        64
                    EchoStar DBS Corp.                                 9.38%    02/01/09       48        47
                    Electronic Data System Corp.                       7.45%    10/15/29      650       657
                    Exodus Communications, Inc.**                     11.63%    07/15/10       50        44
                    Fairchild Semiconductor Corp.                     10.13%    03/15/07      150       138
                    Financing Corp.                                    9.70%    04/05/19      130        43
                    Fisher Scientific International, Inc.              9.00%    02/01/08      175       163
                    Ford Capital BV                                    9.38%    05/15/01      147       149
                    Ford Motor Co.                                     7.45%    07/16/31    1,150     1,064
                    Fuji JGB Investment, LLC **                        9.87%    12/31/49      400       384
                    General Electric Capital Corp.                     8.70%    05/21/07       50        56
                    General Electric Capital Corp.                     8.85%    04/01/05      500       554
                    Georgia Gulf Corp.                                10.38%    11/01/07       45        42
                    General Motors Acceptance Corp.                    7.50%    07/15/05      700       720
                    General Motors Acceptance Corp.                    7.75%    01/19/10      750       774
                    GMAC Commercial
                        Mortgage Securities, Inc.                      6.95%    09/15/33      400       412
                    Goldman Sachs Group, Inc.                          7.80%    01/28/10      750       787
                    Heller Financial, Inc.                             8.00%    06/15/05    1,000     1,040
                    Hercules, Inc. **                                 11.13%    11/15/07       64        64
                    HMH Properties, Inc.                               8.45%    12/01/08        7         7
                    Hollywood Casino Corp.                            11.25%    05/01/07       75        78
                    Host Marriott Corp.**                              9.25%    10/01/07        7         7
                    Household Financial Corp.                          8.00%    05/09/05      750       786

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                          2000 FUNDS ANNUAL REPORT

                     Income Fund

                     December 31, 2000

                                                                                                 Principal
                                                                               Rate   Maturity     Amount   Market
                                                                                        Date       (000)    (000)
------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN            Huntsman Corp.**                                   9.50%    07/01/07 $ 156     $  90
CORPORATE                   Huntsman ICI Holdings, LLC                        13.38%    12/31/09   180        49
BONDS/NOTES                 Hyperion Telecommunications, Inc. +                0.00%    04/15/03    60        44
(continued)                 Hyperion Telecommunications, Inc.                 12.00%    11/01/07    50        22
                            IBJ Preferred Capital Co., LLC                     8.79%    12/29/49   400       364
                            ICN Pharmaceuticals, Inc.                          9.25%    08/15/05    53        51
                            Insight Midwest LP **                             10.50%    11/01/10    64        65
                            Intermedia Communications, Inc.                    8.88%    11/01/07   100        70
                            Intermedia Communications, Inc.                    9.50%    03/01/09    50        35
                            Lear Corp.                                         7.96%    05/15/05    40        38
                            Lehman Brothers Holdings, Inc.                     6.97%    07/08/02   700       701
                            Lehman Brothers Holdings, Inc.                     8.25%    06/15/07   700       742
                            Level 3 Communications, Inc.                       9.13%    05/01/08   175       140
                            Lockheed Martin Corp.                              8.50%    12/01/29   350       396
                            Lyondell Chemical Co.                              9.63%    05/01/07    22        21
                            Marconi Corp. PLC                                  8.38%    09/15/30   350       319
                            McleodUSA, Inc.                                    8.13%    02/15/09    11        10
                            McleodUSA, Inc.                                    8.38%    03/15/08    50        44
                            McleodUSA, Inc.                                    9.25%    07/15/07    75        68
                            McleodUSA, Inc.                                    9.50%    11/01/08    25        23
                            Metromedia Fiber Network, Inc.                    10.00%    12/15/09     9         7
                            MGM Grand, Inc.                                    9.75%    06/01/07    37        39
                            NCNB Corp.                                        10.20%    07/15/15   774       930
                            News America Holdings, Inc.                        8.00%    10/17/16   600       542
                            Nextel Communications, Inc. +                      0.00%    10/31/07   200       146
                            NEXTLINK Communications, Inc. +                    0.00%    04/15/08   150        78
                            NEXTLINK Communications, Inc. +                    0.00%    06/01/09    92        45
                            NEXTLINK Communications, Inc.                     10.75%    06/01/09     7         6
                            Norfolk Southern Corp.                             6.20%    04/15/09   600       575
                            Norfolk Southern Corp.                             7.80%    05/15/27   360       367
                            Nortek, Inc.                                       8.88%    08/01/08    55        49
                            Nortek, Inc.                                       9.13%    09/01/07   100        90
                            NTL Communications Corp. +                         0.00%    10/01/08    45        25
                            NTL Communications Corp. **                       11.88%    10/01/10    14        12
                            NTL, Inc. +                                        0.00%    04/01/08   160        91
                            Orion Power Holdings, Inc. **                     12.00%    05/01/10    53        58
                            P & L Coal Holdings Corp.                          9.63%    05/15/08   150       149
                            Pacific Gas & Electric Co. **                      7.38%    11/01/05   100        83
                            Packaging Corp. of America                         9.63%    04/01/09    50        52
                            Park Place Entertainment Corp.                     9.38%    02/15/07    37        38
                            Pepsi Bottling Group, Inc.                         7.00%    03/01/29   650       641
                            Philip Morris Capital Corp.                        7.20%    02/01/07   500       500
                            Philip Morris Capital Corp.                        7.50%    07/16/09   500       479
                            Pioneer National Resource Co.                      9.63%    04/01/10    26        28
                            Plains Resources, Inc.                            10.25%    03/15/06    75        75
                            Pride Petroleum Services, Inc.                     9.38%    05/01/07    50        51
                            PSI Net, Inc.                                     11.50%    11/01/08   150        42
                            Raytheon Co.                                       6.75%    08/15/07   650       646
                            RBF Finance Co.                                   11.38%    03/15/09   105       121
                            Reynolds (R J) Tobacco Holdings, Inc.              7.75%    05/15/06   800       754
                            Riverwood International Corp.                     10.88%    04/01/08    90        81

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                     Income Fund

                     December 31, 2000

                                                                                                          Principal
                                                                                      Rate    Maturity     Amount   Market
                                                                                               Date         (000)    (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN                     Rohm & Haas Co.                                  7.85%    07/15/2  $   700   $   707
CORPORATE                            Station Casinos, Inc.                            8.88%    12/01/0      150       147
BONDS/NOTES                          Telecorp PCS, Inc.                              10.63%    07/15/1       20        20
     (continued)                     Telefonica Europe BV                             8.25%    09/15/3      400       399
                                     Tembec Finance Corp.                             9.88%    09/30/0       14        14
                                     Tenet Healthcare Corp.                           8.13%    12/01/0      150       151
                                     Textron Financial Corp.                          7.00%    03/18/0      200       200
                                     Triton Energy Ltd. **                            8.88%    10/01/0       15        15
                                     TRW, Inc.                                        7.09%    03/25/0      700       700
                                     TV Guide, Inc.                                   8.13%    03/01/0       75        73
                                     UBS Pfd Funding Trust I                          8.62%    10/29/4      700       735
                                     Unilever Capital                                 7.13%    11/01/1      360       377
                                     Union Pacific Corp.                              6.63%    02/01/2      750       673
                                     US Unwired, Inc. +                               0.00%    11/01/0       45        20
                                     Venetian Casino Resort LLC                      12.25%    11/15/0       70        70
                                     Visteon Corp.                                    8.25%    08/01/1      705       686
                                     Voicestream Wireless Corp.                      10.38%    11/15/0       63        68
                                     Wal-Mart Stores, Inc.                            7.55%    02/15/3      900       997
                                     Waste Management, Inc.                           6.88%    05/15/0      100        94
                                     Waste Management, Inc.                           7.38%    05/15/2      500       444
                                     Wells Fargo Bank NA                              7.26%    05/02/0      400       399
                                     Williams Communications Group, Inc.             10.88%    10/01/0       17        13
                                     Williams Communications Group, Inc. **          11.88%    08/01/1       43        33
                                     Winstar Communications, Inc.                     0.00%    04/15/1      125        34
                                     Winstar Communications, Inc.                    12.75%    04/15/1       23        16
                                     WMX Technologies, Inc.                           7.00%    10/15/0      125       121
                                     Worldcom, Inc.                                   8.25%    05/15/1      400       414
                                     Xerox Corp.                                      5.50%    11/15/0      130        73
                                     Zurich Capital Trust Co. **                      8.38%    06/01/3      600       582

                                   Corporate Asset and Mortgage
                                     Backed Securities
                                     AESOP Funding II LLC **                          6.14%    05/20/0      500       496
                                     Americredit Automobile
                                        Receivables Trust                             6.70%    03/05/0    1,370     1,377
                                     California Infrastructure PG&E-1                 6.25%    06/25/0    3,000     3,004
                                     California Infrastructure SCE-1                  6.22%    03/25/0    2,700     2,702
                                     Capital Lease Funding Securitization **          7.69%    06/22/2      800       833
                                     CMS Energy Corp.                                 9.88%    10/15/0      101       106
                                     Commercial Mortgage Asset Trust                  6.59%    07/17/0    1,000     1,014
                                     Commercial Mortgage Asset Trust                  7.55%    12/17/0      180       192
                                     Contimortgage Home Equity Loan                   6.37%    02/25/2    1,201     1,144
                                     Credit Suisse First Boston                       6.55%    11/17/0      675       683
                                     Daimler Chrysler North
                                        America Holdings                              7.40%    01/20/0      750       753
                                     Delta Funding Home Equity Loan Trust             5.98%    02/15/2    1,400     1,392
                                     GMAC Mortgage Corporation
                                        Loan Trust                                    6.75%    05/25/2       90        90
                                     Green Tree Home Improvement
                                        Loan Trust                                    7.45%    09/15/2    1,500     1,422
                                     Green Tree Recreational Equipment                7.25%    03/15/2      151        90
                                     Household Automotive Trust                       6.79%    09/17/0      614       614

                                   See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                     Statement of Investments (concluded)
                     Income Fund

                     December 31, 2000

                                                                                                          Principal
                                                                                     Rate    Maturity      Amount   Market
                                                                                               Date        (000)    (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN                     Nomura Asset Securities Corp.                   7.12%    04/13/3     1,000   $ 1,035
CORPORATE                            Onyx Acceptance Auto Trust                      6.67%    07/15/0     1,270     1,313
BONDS/NOTES                          Security National Mortgage Loan Trust **        8.80%    04/25/2       600       600
     (concluded)                     WFS Financial Owner Trust                       7.07%    08/20/0     1,200     1,208

                                  Corporate Foreign Securities
                                     Bank Tokyo Mitsubishi Ltd.                      8.40%    04/15/1       800       852
                                     Compagnie Generale De Geophysique **           10.63%    11/15/0        53        54
                                     Flextronics International, Ltd. **              9.88%    07/01/1        30        29
                                     Hydro Quebec                                    8.63%    06/15/2       775       951
                                     Koninklijke Kpn NV                              8.38%    10/01/3       180       165
                                     Mexico (Utd Mex St)                             6.25%    12/31/1       490       447
                                     Quebec Providence                               7.50%    09/15/2       750       800
                                     Royal Bank Scotland Group PLC                   8.82%    03/31/0       300       314
                                     SB Treasury Co., LLC ** *+                      0.00%    12/29/4       800       807
                                     United Mexican States                          11.50%    05/15/2     1,215     1,479
                                  ---------------------------------------------------------------------------------------
                                  Total Corporate Bonds 43.64%                                                     59,864
                                     (Cost $59,166)

-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                           J.P. Morgan Securities, Inc. N Repurchase Agreement
INVESTMENT                              (secured by $5,100, FHLMC,
                                        6.85%, 07/13/01)                                6.40%   01/02/01  5,000     5,000
                                  ---------------------------------------------------------------------------------------
                                  Total Short-Term Investments 3.64%                                                5,000
                                     (Cost $5,000)
                                  =======================================================================================
                                  Total Investments 113.13%                                                       155,203
                                     (Cost $151,108)

                                  Liabilities in Excess of
                                     Cash and Other Assets (13.13%)                                               (18,019)
                                  ---------------------------------------------------------------------------------------
                                  Net Assets 100.00%                                                             $137,184
                                  =======================================================================================

                                  *  Non-income producing for the year ended
                                     December 31, 2000, as this security did not pay dividends.

                                 ** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 2000, these securities amounted to $4,419 or 3.2 percent of net assets.

                                  +  Denotes a step bond: a zero coupon bond
                                     that converts to a fixed or variable rate at a future date.

                                  See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                           Statement of Investments
                          Short-Term Investment Fund

                               December 31, 2000

1                             [PIE CHART APPEARS HERE]


Cash & Other
Net Assets 1.0%
Short-Term Investments 99.0%

                                                                                                  Principal
                                                                                Rate   Maturity    Amount     Market
                                                                                         Date       (000)      (000)
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                  Federal Farm Credit Bank
                                          Discount Note                         6.35%    03/05/01   $ 412   $  408

                                        Federal Home Loan
                                          Bank Discount Note                    6.28%    04/20/01     326      320

                                        Federal Home Loan
                                          Mortgage Discount Note                6.05%    10/11/01     470      449

                                        Federal National Mortgage
                                          Association Discount Note             6.30%    04/16/01     317      311

                                        Student Home Loan
                                          Discount Note                         6.11%    09/17/01     500      479
                                        --------------------------------------------------------------------------
                                        Total Investments 99.24%                                             1,967
                                         (Cost $1,964)

                                        Cash and Other Assets in
                                           Excess of Liabilities 0.76%                                          15
                                        --------------------------------------------------------------------------
                                        Net Assets 100.00%                                                  $1,982
                                        ==========================================================================

                    See notes to the financial statements.
32

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT


Cash & Other
Net Assets 5.7%            Statement of Investments
Common Stock 94.3%           Small Cap Growth Fund

                               December 31, 2000

                           [PIE CHART APPEARS HERE]

                                                                                   Number of   Market
                                                                                    Shares      (000)
-----------------------------------------------------------------------------------------------------
COMMON STOCK                  Banks & Financial Services 7.43%
                                       Associated Banc-Corp                         19,100   $   578
                                       Bank United Corp.                             9,000       614
                                       Citizens Banking Corp.                        3,000        87
                                       Commerce Bancorp, Inc.                        2,700       185
                                       Cullen Frost Bankers, Inc.                   12,000       502
                                       Downey Financial Corp.                        3,300       182
                                       East West Bancorp, Inc.                       4,000        99
                                       FirstFed Financial Corp.*                    12,400       401
                                       FirstMerit Corp.                              2,800        75
                                       Investors Financial Services Corp.           27,500     2,363
                                       Southwest Bancorp of Texas, Inc.*            23,600     1,013
                                       UCBH Holdings, Inc.                           2,400       112
                              ----------------------------------------------------------------------
                                                                                               6,211

                              Business Services 1.18%
                                       ADVO, Inc.*                                  13,800       612
                                       Corporate Executive Board Co.*                9,600       377
                              ----------------------------------------------------------------------
                                                                                                 989

                              Communication Equipment & Services 2.19%
                                       Anaren Microwave, Inc.*                       2,900       195
                                       Boston Communications Group, Inc.*            7,200       201
                                       L-3 Communications Holdings, Inc.*           18,600     1,432
                              ----------------------------------------------------------------------
                                                                                               1,828

                              Computer Software & Services 8.90%
                                       Advanced Digital Information Corp.*           9,600       221
                                       Carreker Corp.*                              18,400       637
                                       Cerner Corp.*                                20,300       939
                                       Computer Network Technology Corp.*            7,000       202
                                       Concurrent Computer Corp.*                   25,900       139
                                       Docent, Inc.*                                 2,640        23
                                       Eclipsys Corp.                               23,900       586
                                       Jack Henry & Associates, Inc.                10,900       676
                                       Informatica Corp.*                            9,200       363
                                       InforMax, Inc.*                               7,000        67
                                       Manugistics Group, Inc.*                     41,000     2,334
                                       Mentor Graphics Corp.*                       14,700       402
                                       Netegrity, Inc.*                              7,550       410
                                       TALX Corp.                                   11,100       444
                              ----------------------------------------------------------------------
                                                                                               7,443

                              Consumer Products 2.13%
                                       Oakley, Inc.*                                21,000       284
                                       Reebok International Ltd.*                   19,500       533
                                       Timberland Co.*                              14,400       963
                              ----------------------------------------------------------------------
                                                                                               1,780

                              Education 4.85%
                                       Computer Learning Centers, Inc.*                388        --
                                       Corinthian Colleges, Inc.*                   43,800     1,662
                                       Education Management Corp.*                  39,200     1,401
                                       Scholastic Corp.*                            11,200       990
                              ----------------------------------------------------------------------
                                                                                               4,053

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

               Small Cap Growth Fund

               December 31, 2000

                                                        Number of     Market
                                                          Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK
(continued)

               Electronic Equipment & Services 1.15%
                  Aeroflex, Inc.*                           14,000   $   403
                  Optical Communication Products, Inc.*     12,800       144
                  Planar Systems, Inc.*                      7,900       197
                  Teleflex, Inc.                             4,800       212
               -------------------------------------------------------------
                                                                         956

               Energy 10.05%
                  Barrett Resources Corp.*                   8,000       454
                  Basin Exploration, Inc.*                   4,400       112
                  Tom Brown, Inc.*                           6,000       197
                  Cabot Oil & Gas Corp.                     20,100       627
                  Chesapeake Energy Corp.                   43,500       440
                  Comstock Resources, Inc.*                  7,600       112
                  Cross Timbers Oil Co.                     44,150     1,225
                  Forest Oil Corp.*                          8,700       321
                  HS Resources, Inc.*                        4,800       203
                  Helmerich & Payne, Inc.                    4,900       215
                  Houston Exploration Co.*                     400        15
                  Louis Dreyfus Natural Gas Corp.*           4,400       202
                  Mitchell Energy & Development Corp.        3,200       196
                  Noble Affiliates, Inc.                    18,100       833
                  Ocean Energy, Inc.                        11,800       205
                  Patterson Energy, Inc.*                   19,100       625
                  Pioneer Natural Resources Co.*            11,300       222
                  Pogo Producing Co.                         7,100       221
                  Spinnaker Exploration Co.*                17,200       731
                  St. Mary Land & Exploration Co.            3,500       117
                  Stone Energy Corp.*                        3,800       245
                  Unit Corp.*                               10,400       197
                  UTI Energy Corp.*                          6,700       220
                  Veritas DGC, Inc.*                         6,700       216
                  Western Gas Resorces, Inc.                 7,300       246
               -------------------------------------------------------------
                                                                       8,397

               Entertainment & Recreation 2.50%
                  International Game Technology, Inc.       43,600     2,093

               Food and Beverage 3.95%
                  Brinker International, Inc.*              31,500     1,331
                  California Pizza Kitchen, Inc.*           23,300       658
                  Dreyer's Grand Ice Cream, Inc.             1,200        39
                  Earthgrains Co.                            6,800       126
                  Robert Mondovi Corp.*                      4,600       248
                  O'Charley's, Inc.*                         5,200        93
                  Rare Hospitality International, Inc.*     19,600       437
                  Ruby Tuesday, Inc.                         7,800       119
                  Smithfield Foods, Inc.*                    8,400       255
               -------------------------------------------------------------
                                                                       3,306
               Health Care & Pharmaceuticals 29.31%
                  Advance Paradigm, Inc.*                   32,700     1,486
                  Albany Molecular Research, Inc.*          28,500     1,760
                  AmeriSource Health Corp.*                 11,300       571
                  ArQule, Inc.*                             17,500       559
                  Array BioPharma, Inc.*                     8,100        71

               See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                  Small Cap Growth Fund

                  December 31, 2000


                                                        Number of     Market
                                                          Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK
(continued)
                  Aurora Biosciences Corp.*                  5,500   $   173
                  Aviron*                                    3,900       261
                  Barr Laboratories, Inc.*                  10,900       795
                  Bindley Western Industries, Inc.          27,200     1,131
                  Celgene Corp.*                            15,900       518
                  Cell Therapeutics, Inc.*                   3,400       153
                  Chieftain International, Inc.*             1,600        44
                  Cima Labs, Inc.*                          16,000     1,040
                  Coventry Health Care, Inc.*               18,900       507
                  DaVita, Inc.*                             10,200       175
                  Dyax Corp.*                               15,300       324
                  Genaissance Pharmaceuticals, Inc.*        28,000       502
                  Genencor International, Inc.*              7,200       123
                  Henry Schein, Inc.*                       21,900       757
                  Immunogen, Inc.*                          20,000       429
                  Inhale Therapeutics Systems, Inc.*        20,300     1,015
                  Inspire Pharmaceuticals, Inc.*             8,400       218
                  InterMune Pharmaceuticals, Inc.*          11,800       522
                  IntraBiotics Pharmaceuticals, Inc.*       31,000       289
                  Manor Care, Inc.*                         22,600       466
                  Medicis Pharmaceutical Corp.*             10,000       591
                  Myriad Genetics, Inc.*                     4,900       404
                  Noven Pharmaceuticals, Inc.*              24,928       925
                  Orthodontic Centers of America, Inc.*     19,200       600
                  OSI Pharmaceuticals, Inc.*                18,100     1,449
                  Pharmaceutical Product Development, Inc.* 14,300       711
                  POZEN, Inc.*                               8,200       149
                  Shire Pharmaceuticals Group PLC (ADR)*    16,721       767
                  Techne Corp.*                             20,700       746
                  Titan Pharmaceuticals, Inc.*              35,600     1,259
                  Triad Hospitals, Inc.*                    12,700       414
                  Varian, Inc.*                              4,900       166
                  Vertex Pharmaceuticals, Inc.*             34,000     2,431
               -------------------------------------------------------------
                                                                      24,501
               Insurance 4.03%
                  HCC Insurance Holdings, Inc.              18,700       504
                  Mid Atlantic Medical Services, Inc.*      30,000       594
                  MONY Group, Inc.                          10,600       524
                  Oxford Health Plans, Inc.*                10,200       403
                  Reinsurance Group of America, Inc.        18,400       653
                  RenaissanceRe Holdings Ltd.                6,700       525
                  W.R. Berkley Corp.                         3,500       165
               -------------------------------------------------------------
                                                                       3,368
               Manufacturing (Diversified) 4.17%
                  Bruker Daltonics, Inc.*                   21,500       508
                  Ciphergen Biosystems, Inc.*                9,800       127
                  Illumina, Inc.*                           10,000       160
                  Inverness Medical Technology, Inc.*       11,100       432
                  Precision Castparts Corp.                  5,400       227
                  Shaw Group, Inc.*                         40,600     2,030
               -------------------------------------------------------------
                                                                       3,484


                See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                     Statement of Investments (concluded)
                     Small Cap Growth Fund
                     December 31, 2000

                                                               Number of     Market
                                                                Shares        (000)
------------------------------------------------------------------------------------
COMMON STOCK     Retail 4.35%
(concluded)        American Eagle Outfitters, Inc.*             25,200       $ 1,065
                   BEBE Stores, Inc.*                           11,800           252
                   Gymboree Corp.*                              23,800           320
                   Pier 1 Imports, Inc.                          2,500            26
                   Stein Mart, Inc.*                             8,300            96
                   Talbots, Inc.                                 7,504           342
                   Venator Group, Inc.*                         67,900         1,052
                   Wet Seal, Inc.*                              23,700           486
                 -------------------------------------------------------------------
                                                                               3,639

                 Transportation 0.73%
                   Offshore Logistics, Inc.*                    19,100           413
                   Seacor Smit, Inc.*                            3,800           200
                 -------------------------------------------------------------------
                                                                                 613

                 Utilities 4.23%
                   Calpine Corp.*                               43,000         1,938
                   MDU Resources Group, Inc.                    39,400         1,281
                   Orion Power Holdings, Inc.*                  12,800           315
                 -------------------------------------------------------------------
                                                                               3,534

                 Waste Management 3.15%
                   Tetra Tech, Inc.*                            31,800         1,012
                   Waste Connections, Inc.*                     49,200         1,625
                 -------------------------------------------------------------------
                                                                               2,636

                 Total Common Stock 94.30%                                    78,832
                   (Cost $71,326)
                 ===================================================================

                                                                              Principal
                                                          Rate     Maturity    Amount    Market
                                                                     Date       (000)     (000)
------------------------------------------------------------------------------------------------
SHORT-TERM       Federal Home Loan Bank
INVESTMENT         Discount Note                          5.35%    01/02/01    $ 8,380   $ 8,379
                 -------------------------------------------------------------------------------
                 Total Short-Term Investment 10.02%                                        8,379
                   (Cost $8,379)
                 ===============================================================================

                 Total Investments 104.32%
                   (Cost $79,705)                                                         87,211

                 Liabilities in Excess of
                   Cash and Other Assets (4.32%)                                          (3,613)
                 -------------------------------------------------------------------------------

                 Net Assets 100.00%                                                      $83,597
                 ===============================================================================

                 * Non-income produing during the year ended December 31, 2000 as this security did not pay dividends.

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

[PIE CHART                 Statement of Investments
APPEARS HERE]              International Equity Fund

North America    1.6%      December 31, 2000
Cash & Other
Net Assets       9.3%
Pacific         20.2%
Europe          68.9%

                                                                            Number of     Market
                                                                             Shares        (000)
-------------------------------------------------------------------------------------------------
COMMON AND       Australia 1.16%
PREFERRED STOCK    Broken Hill Proprietary Co. Ltd. (Steel & Metals)         30,090       $   317
                   WMC Ltd. (Steel & Metals)                                 41,525           177
                 --------------------------------------------------------------------------------
                                                                                              494

                 Belgium 1.22%
                   Interbrew (Food & Beverage)*                              14,900           519
                   Interbrew (Food & Beverage) warrants*                      5,600             0
                 --------------------------------------------------------------------------------
                                                                                              519

                 Canada 1.58%
                   Canadian National Railway Co. (Railroads)                 14,133           418
                   Nortel Networks Corp. (Telecommunications)                 8,001           257
                 --------------------------------------------------------------------------------
                                                                                              675

                 France 17.33%
                   Accor SA (Hotels & Casinos)                                3,843           162
                   Alcatel Alasthom Cge (Telecommunicatons)                   9,550           543
                   Aventis (Pharmaceuticals)                                  9,922           871
                   Aventis SA (Pharmaceuticals)                               3,475           303
                   AXA UAP (Insurance)                                        3,006           435
                   Bic SA (Consumer Products)                                 5,252           207
                   Bnp Paribas (Banking)                                      4,444           390
                   Bouygues (Real Estate)                                     4,810           218
                   Casino Guichardo Perrach pfd. (Retail)                     4,137           270
                   CGIP-Comp Gen D'Ind & D'Particip
                     (Containers & Paper)                                     1,950            92
                   Christian Dior (Apparel)                                   5,842           280
                   Credit Lyonnais (Banking)                                  9,441           330
                   Eads (Euro Aero)*                                            442            10
                   Equant NV (Communications)*                                5,800           152
                   Eurotunnel EPLC (Construction)*                          194,932           194
                   Lagardere S.C.A. (Diversified Manufacturer)                2,247           130
                   Pinault Printemps (Retail)                                   977           210
                   Rhodia SA (Chemicals)                                     20,141           312
                   Schneider Electric SA (Industrial Specialty)               3,484           254
                   Stmicroelectronics (Electronic Components)                 3,919           171
                   Suez Lyonnaise Des Eaux (Water Supply)                     3,581           654
                   Total Fina SA-B (Oil & Gas Production)                     6,086           905
                   Vivendi (Water Supply)*                                    4,645           306
                 --------------------------------------------------------------------------------
                                                                                            7,399

                 Germany 13.63%
                   Allianz AG (Insurance)                                     1,459           546
                   Bayer AG (Chemicals)                                      14,906           782
                   Bayer Hypo Vereins (Banking)                               7,577           429
                   Celanese AG (Chemicals)                                      458             8
                   CommerzBank AG (Banking)                                   5,186           151
                   Deutsche Bank AG (Banking)                                 4,964           417
                   Deutsche Post AG (Transport-Services)*                     7,674           165
                   Deutsche Telekom (Telecommunications)                      5,707           172
                   Dresdner Bank AG (Banking)                                 7,204           314
                   E.On AG Corporation (Electric Utilities)                  20,132         1,225
                   Ergo Versicherungs Gruppe AG (Insurance)                   1,962           332
                   Heidelberger Druckmaschinen (Printing & Publishing)          282            17
                   Infineon Technologies AG (Semiconductors)                  3,034           113

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                     International Equity Fund

                     December 31, 2000

                                                                             Number of    Market
                                                                              Shares       (000)
-------------------------------------------------------------------------------------------------
COMMON AND         Metro AG (Department & Chain Stores)                       5,738       $   269
PREFERRED STOCK    Munchener Ruckvers (Insurance)                             1,023           366
 (continued)       SAP AG pfd. (Computer Software)                            1,201           169
                   Siemens AG (Electrical Products)                           2,633           344
                 --------------------------------------------------------------------------------
                                                                                            5,819

                 Hong Kong 1.13%
                   China Mobile (Telecommunications)*                        36,000           197
                   Hutchison Whampoa Ltd. (Diversified Manufacturer)         15,400           192
                   Legend Holdings Ltd. (EDP Peripherals)                    88,000            55
                   MTR Corp. (Railroads)*                                    22,000            39
                 --------------------------------------------------------------------------------
                                                                                              483
                 Italy 6.65%
                   Alleanza Assicuraz (Insurance)                            12,100           193
                   Assicurazioni Generali Spa (Insurance)                    18,200           723
                   BCA Intesa Spa (Banking)                                 108,071           519
                   Gucci Group (Retail)                                       3,635           322
                   Holding DI Partecipazioni Industrial (Miscellaneous)      85,600           106
                   Mediobanca Spa (Banking)                                  50,000           567
                   Ras (Insurance)                                           26,300           410
                 --------------------------------------------------------------------------------
                                                                                            2,840
                 Japan 17.95%
                   Chugai Pharmaceutical Ltd. (Pharmaceuticals)              19,000           316
                   Daiwa Securities Co. Ltd. (Financial)                     23,000           240
                   DDI Corp. (Telecommunications)                                17            82
                   East Japan Railway (Railroads)                                79           463
                   Kyocera Corp. (Electronic Components)                      1,100           120
                   Matsushita Electric Ind. Co. (Electronic Components)      26,000           621
                   Mitsubishi Estate (Real Estate)                           34,000           363
                   Mitsui Fudosan (Real Estate)                              40,000           397
                   Mizuho Holdings (Financial)                                   87           539
                   NEC Corp. (Electronic Components)                         19,000           347
                   Nikko Securities (Financial)                              27,000           209
                   Nintendo Co. Ltd. Kyoto (Recreational Products)            2,200           346
                   Nippon Telephone & Telegraph Corp.
                     (Telecommunications)                                        45           324
                   Nissan Motor Co. Ltd. (Automobiles)*                      46,000           265
                   Nomura Securities (Financial)                             22,000           396
                   NTT Mobile Communications Network, Inc.
                     (Telecommunications)                                        25           431
                   Sakura Bank (Banking)                                     66,000           398
                   Sankyo Co. Ltd. (Pharmaceuticals)                         14,000           336
                   Sanyo Electric Co. (Electronic Components)                24,000           199
                   Sony Corp. (Consumer Electronics)                          3,800           263
                   Sony Corp. (ADR) (Consumer Electronics)                      600            42
                   Sumitomo Electric Industries (Electronic Components)      19,000           311
                   Takeda Chemical Industry Ltd. (Pharmaceuticals)            3,000           177
                   Toshiba Corp. (Electronic Components)                     26,000           174
                   Yamanouchi Pharmacy Co. Ltd. (Pharmaceuticals)             7,000           302
                 --------------------------------------------------------------------------------
                                                                                            7,661

                 Netherlands 5.52%
                   Abn Amro Holdings NV (Banking)                            20,480           466
                   Akzo-Nobel NV (Chemicals)                                  4,850           260

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                              2000 FUNDS ANNUAL REPORT

                               International Equity Fund

                               December 31, 2000

                                                                                      Number of
                                                                                        Shares      Market
                                                                                        (000)        (000)
----------------------------------------------------------------------------------------------------------
COMMON AND                     Asm Lithography Holdings NV (Computers)*                   7,200   $   164
PREFERRED STOCK                Elsevier NV (Print Media)                                  9,200       135
  (concluded)                  Fortis NV (Banking)                                        4,600       149
                               Heineken NV (Alcohol & Tobacco)                            7,400       448
                               Laurus NV (Retail)                                         4,340        41
                               Unilever NV (Food & Beverage)                              7,500       475
                               Vnu NV (Print Media)                                       4,490       221
                      -----------------------------------------------------------------------------------
                                                                                                    2,359
                      Spain 0.77%
                               Telefonica SA (Telecommunications)*                       19,970       330
                      Sweden 0.70%
                               L.M. Ericsson Telephone Co.- B (ADR)
                                 (Telecommunications)                                    26,200       298
                      Switzerland 4.80%
                               Nestle SA (Food & Beverage)                                  342       798
                               Roche Holdings Basel AG (Pharmaceuticals)                     30       306
                               Swiss Ruckversicher (Insurance)                              142       340
                               UBS AG (Banking)                                           3,715       606
                      -----------------------------------------------------------------------------------
                                                                                                    2,050
                      Taiwan 0.02%
                               Gigamedia Ltd. (Computer Software)*                        2,600         7
                      United Kingdom 17.97%
                               Arm Holdings PLC (Electronic Conductors)*                  9,435        72
                               Bae Systems (Aerospace)                                   61,111       349
                               BOC Group PLC (Chemicals)                                 27,782       423
                               BP Amoco PLC (Oil Companies)                              77,501       626
                               British Airways (Aerospace)                               36,859       215
                               British Telecom PLC (Telecommunications)                  29,382       251
                               Cable + Wireless PLC (Telecommunications)                 27,334       369
                               Diageo PLC (Alcohol & Tobacco)                            28,088       315
                               Emi Group PLC (Broadcasting & Entertainment)              40,999       337
                               Glaxo Wellcome PLC (Pharmaceuticals)*                     15,931       450
                               Granada Media PLC (Broadcasting & Entertainment)          24,967       159
                               Prudential Corp. PLC (Insurance)                          13,665       220
                               Reed International (Print Media)                          97,917     1,025
                               Reuters Group PLC (Printing & Publishing)                 34,355       582
                               Rio Tinto-Zinc Corp. PLC (Steel & Metals)                 26,972       475
                               Shell Transportation & Trading Co. PLC (Oil Companies)    84,693       695
                               Vodafona Airtouch Public Ltd. (Telecommunications)       301,615     1,107
                      -----------------------------------------------------------------------------------
                                                                                                    7,670

                      Total Common and Preferred Stock 90.43%                            48,770    38,604
                               (Cost $39,063)
                      ===================================================================================

                      See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                    Statement of Investments (concluded)
                    International Equity Fund

                    December 31, 2000

                                                                                          Principal
                                                                    Rate     Maturity       Amount        Market
                                                                               Date         (000)          (000)
----------------------------------------------------------------------------------------------------------------
CORPORATE NOTES     France 0.28%
                             Eurotunnel (Construction)*             1.00%     04/03/40     $   100      $    120
                    United Kingdom 0.01%
                             British Aerospace
                             (Aerospace)                            7.54%     11/29/03           2             2
                    --------------------------------------------------------------------------------------------

                    Total Corporate Notes 0.29%                                                              122
                             (Cost $150)

----------------------------------------------------------------------------------------------------------------
SHORT-TERM          State Street Bank __ N Repurchase Agreement
INVESTMENT                   (secured by $3,887, US Treasury Note
                             3.875%, 01/15/09)                      5.95%     01/02/01       3,808        3,808

                    Total Short-Term Investment 8.92%                                                     3,808
                             (Cost $3,808)
                    ===========================================================================================

                    Total Investments 99.64%                                                             42,534
                             (Cost $43,021)

                    Foreign Currency 0.02%
                             (Various Denominations)                                                          9
                             (Cost $9)

                    Cash and Other Assets in
                             Excess of Liabilities 0.34%                                                    146
                    -------------------------------------------------------------------------------------------
                    Net Assets 100.00%                                                                  $42,689
                    ===========================================================================================

                    * Non-income producing for the year ended December 31, 2000 as this security did not pay dividends.

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT


                    Statement of Investments
                    Socially Responsible Fund

                    December 31, 2000

[PIE CHART APPEARS HERE]

Cash & Other
Net Assets 1.3%

  Common &
Preferred Stock 98.7%

                                                            Number of    Market
                                                             Shares       (000)
--------------------------------------------------------------------------------

COMMON STOCK        Automotive 0.80%
                      PACCAR Inc.                              12,300   $   606

                    Banks & Financial Services 18.64%
                      Bank Of America Corp.                    30,550     1,401
                      Bank One Corp.                           21,300       780
                      Citigroup, Inc.                          24,266     1,239
                      Federal National Mortgage Association    18,150     1,575
                      FleetBoston Financial Corp.              52,900     1,987
                      J.P. Morgan Chase & Co.                  24,300     1,104
                      Lehman Brothers Holdings, Inc.           17,700     1,197
                      Merrill Lynch & Co., Inc.                25,400     1,732
                      PNC Financial Services Group, Inc.       22,200     1,622
                      Wells Fargo & Co.                        27,500     1,531
                    -----------------------------------------------------------
                                                                         14,168

                    Business Machines 0.74%
                      Compaq Computer Corp.                    37,200       560

                    Chemicals 3.39%
                      Dow Chemical Co.                         23,100       846
                      Du Pont (E.I.) de Nemours & Co.          16,600       802
                      Rohm & Haas Co.                          25,500       926
                    -----------------------------------------------------------
                                                                          2,574

                    Communication Equipment & Services 6.16%
                      AT&T Corp.                               11,000       190
                      BellSouth Corp.                          21,300       872
                      Comcast Corp. - A*                       25,400     1,059
                      SBC Communications, Inc.                 23,622     1,128
                      Sprint corp                              20,500       416
                      Verizon Communications                   20,322     1,019
                    -----------------------------------------------------------
                                                                          4,684

                    Computer Software & Services 1.52%
                      Cadence Design Systems, Inc.*            42,000     1,155

                    Consumer Products 3.68%
                      Avon Products, Inc.                      15,800       756
                      Clorox Co.                               18,900       671
                      Procter & Gamble Co. (The)               17,450     1,369
                    -----------------------------------------------------------
                                                                          2,796

                    Electronic Equipment & Services 4.78%
                      Agilent Technologies, Inc.*               4,347       238
                      Applied Materials, Inc.*                 20,000       764
                      Eaton Corp.                               4,100       308
                      Micron Technology, Inc.*                 33,900     1,203
                      Teradyne, Inc.*                          24,800       924
                      Vishay Intertechnology, Inc.*            12,900       195
                    -----------------------------------------------------------
                                                                          3,632

                    Energy 8.39%
                      Burlington Resources, Inc.               32,200     1,626
                      Diamond Offshore Drilling, Inc.          29,600     1,184
                      Royal Dutch Petroleum Co.                50,200     3,040
                      Schlumberger Ltd.                         6,600       528
                    -----------------------------------------------------------
                                                                          6,378


                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                    Socially Responsible Fund

                    December 31, 2000

                                                            Number of    Market
                                                             Shares       (000)
--------------------------------------------------------------------------------

COMMON STOCK        Food & Beverage 4.15%
 (concluded)          Kellogg Co.                              31,800   $   835
                      PepsiCo, Inc.                            46,800     2,320
                    -----------------------------------------------------------
                                                                          3,155

                    Health Care And Pharmaceuticals 12.34%
                      Abbott Laboratories                      23,800     1,153
                      American Home Products Corp.             26,700     1,697
                      Becton, Dickinson and Co.                27,200       942
                      Bristol-Myers Squibb Co.                 19,100     1,412
                      Eli Lilly & Co.                           5,800       540
                      Merck & Co., Inc.                        16,800     1,573
                      Pharmacia Corp.                          18,901     1,153
                      Schering-Plough Corp.                    16,000       908
                    -----------------------------------------------------------
                                                                          9,378

                    Insurance 9.41%
                      Allstate Corp.                           30,500     1,329
                      American International Group, Inc.       21,600     2,129
                      Lincoln National Corp.                   21,700     1,027
                      Marsh & McLennan Cos., Inc.              11,600     1,357
                      St. Paul Cos., Inc.                       7,700       418
                      Washington Mutual, Inc.                  16,800       891
                    -----------------------------------------------------------
                                                                          7,151

                    Manufacturing (Diversified) 6.29%
                      Deere & Co.                              18,200       834
                      Diebold, Inc.                            13,700       457
                      Emerson Electric Co.                      5,100       402
                      Koninklijke Philips Electronics NV (ADR)  4,396       159
                      Parker Hannafin Corp.                    32,500     1,434
                      Tyco International Ltd.                  27,000     1,499
                    -----------------------------------------------------------
                                                                          4,785

                    Media 3.41%
                      Disney (Walt) Co.                        49,200     1,424
                      McGraw Hill Cos., Inc.                   19,900     1,167
                    -----------------------------------------------------------
                                                                          2,591

                    Paper & Forest Products 1.15%
                      International Paper Co.                  21,500       877

                    Other 2.57%
                      Standard & Poor's Depository Receipts    14,900     1,955

                    Railroad & Shipping 1.95%
                      Canadian National Railway Co.            36,300     1,078
                      CSX Corp.                                15,600       405
                    -----------------------------------------------------------
                                                                          1,483

                    Retail 3.16%
                      Jones Apparel Group, Inc.*               22,500       724
                      Target Corp.                             52,100     1,680
                                                                          2,404
                    Utilities 4.69%
                      Edison International                     40,400       631
                      Exelon Corp.                             24,644     1,730
                      FPL Group, Inc.                          16,800     1,205
                    -----------------------------------------------------------
                                                                          3,566

                    Total Common Stock 97.22%                            73,898
                      (Cost $67,448)
                    ===========================================================

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                    Statement of Investments (concluded)
                    Socially Responsible Fund

                    December 31, 2000

                                                                                           Number of    Market
                                                                                            Shares      (000)
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS    Health Care and Pharmaceuticals 0.52%
                      Pharmacia Corp.*                                                      7,600     $   394

                    Media 0.99%
                      MediaOne Group, Inc.*                                                21,200         755

                    Total Preferred Stock 1.51%                                                         1,149
                      (Cost $1,403)

                    Total Common and Preferred Stock 98.73%                                            75,047
                      (Cost $68,851)
                    =========================================================================================

                                                                                        Principal
                                                                 Rate      Maturity      Amount         Market
                                                                             Date         (000)          (000)
--------------------------------------------------------------------------------------------------------------
SHORT-TERM            State Street Bank--Repurchase Agreement
INVESTMENT            (secured by $942, US Treasury Note,
                      3.875%, 01/15/09)                          5.95%     01/02/01     $    919     $    919

                    Total Short-Term
                     Investment 1.21%                                                                     919
                      (Cost $919
                    -----------------------------------------------------------------------------------------
                    Total Investments 99.94%                                                           75,966
                      (Cost $69,770)

                    Cash and Other Assets
                      In Excess of Liabilities 0.06%                                                       45

                    Net Assets 100.00%                                                               $ 76,011
                    -----------------------------------------------------------------------------------------


                    * Non-income producing during the year ended December 31, 2000 as this security did not pay dividends.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT



Statements of Assets and Liabilities


December 31, 2000

                                                                                           SMALL CAP  INTERNATIONAL  SOCIALLY
                                         EQUITY     BALANCED        INCOME    SHORT-TERM     GROWTH      EQUITY     RESPONSIBLE
                                          FUND        FUND           FUND        FUND         FUND        FUND          FUND
================================================================================================================================
ASSETS
Cash                                $          -- $         --   $         -- $   18,141  $   213,948  $       363  $       524
Investments at market value*          668,538,773  314,954,315    155,202,856  1,967,266   87,210,719   42,533,919   75,965,716
Foreign currency at value*                     --           --             --         --           --        9,123           --
Foward currency contracts                      --           --             --         --           --           46           --
Dividends and interest receivable         867,329           13      1,727,467         --       10,898       27,423       80,583
Receivable-foreign taxes                        3            1             --         --           --       49,562          525
Receivable-fund shares sold               138,422      151,199          4,095      1,457      109,797       84,632       92,686
Receivable-investments sold                     2           --      2,136,001         --           --      140,372           --
Other assets                                   --       20,639             --         --           --           --           --
--------------------------------------------------------------------------------------------------------------------------------
  Total Assets                        669,544,529  315,126,167    159,079,419  1,986,864   87,342,862   42,845,440   76,140,034
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdraft                             52,003           --        569,839         --           --           --           --
Dividend payable                          550,570           --             --         --           --           --           --
Foward currency contracts                      --           --             --         --           --        1,649           --
Payable-fund shares redeemed              631,374      397,862         69,121         --       74,164       56,245       25,916
Payable-investments purchased                  --           --     21,093,097      1,166    3,729,014       14,032           --
Payable-advisory and related fees         518,321           --        120,470         --      116,014       54,068       86,223
Accrued expenses                           61,589           --         33,740      3,445       28,832       30,149       16,713
--------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                     1,813,857      397,862     21,886,267      4,611    3,745,524      156,143      128,852
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                          $ 667,730,672 $314,728,305   $137,184,152 $1,982,253  $83,597,338  $42,689,297  $76,011,182
================================================================================================================================
NET ASSETS CONSIST OF:
Par value of common shares             32,328,096    1,877,619      1,106,881     19,981           --           --           --
Paid in surplus                       673,556,390  329,776,091    132,485,054  1,958,244   76,332,565   43,252,684   69,921,962
Accumulated undistributed
  net investment income (loss)            106,757       57,760         29,197      1,922           --       (2,028)       7,100
Accumulated distributions in
  excess of net realized loss
  from investments and foreign
  currency transactions               (69,163,211  (12,745,306)      (531,811)    (1,094)    (240,555)     (75,067)    (113,803)
Net unrealized appreciation
  (depreciation) on
  investments and translation
  of assets and liabilities
  in foreign currency                  30,902,640   (4,237,859)     4,094,831      3,200    7,505,328     (486,292)   6,195,923
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                          $ 667,730,672 $314,728,305   $137,184,152 $1,982,253  $83,597,338  $42,689,297  $76,011,182
================================================================================================================================
Number of shares outstanding:          32,328,096   18,776,197     11,068,816    199,810    4,829,789    2,992,175    5,385,375
(Authorized 50,000,000
shares each)
Par Value                           $        1.00 $       0.10   $       0.10 $     0.10  $        --  $        --  $        --
================================================================================================================================
NET ASSET VALUE
PER SHARE                           $       20.65 $      16.76   $      12.39 $     9.92  $     17.31  $     14.27  $     14.11
===============================================================================================================================
*Cost of Securities:
  Investments                       $ 637,636,133 $319,194,924   $151,108,025 $1,964,066  $79,705,391  $43,020,824  $69,769,793
  Foreign Currency                             --           --             --         --           --  $     9,123           --


                    See notes to the financial statements

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Statements of Operations
For the Year Ended December 31, 2000


                                                                                               SMALL CAP  INTERNATIONAL    SOCIALLY
                                           EQUITY        BALANCED      INCOME     SHORT-TERM    GROWTH       EQUITY      RESPONSIBLE
                                            FUND           FUND         FUND         FUND        FUND         FUND           FUND
====================================================================================================================================
INVESTMENT INCOME:
    Dividends                         $  12,879,694  $  11,217,966  $       720   $       -- $     35,205  $   521,882  $1,305,126
    Interest                                512,482        769,465   10,900,683      120,001      790,619      233,544     156,069
------------------------------------------------------------------------------------------------------------------------------------
                                         13,392,176     11,987,431   10,901,403      120,001      825,824      755,426   1,461,195
    Foreign taxes withheld                  (15,978)            --      (14,232)          --           --      (74,561)    (12,970)
------------------------------------------------------------------------------------------------------------------------------------
    Total investment income              13,376,198     11,987,431   10,887,171      120,001      825,824      680,865   1,448,225

EXPENSES:
    Advisory fees                         2,924,468         78,279      570,668        2,412    1,014,527      345,393     494,140
    Administrative and support fees       2,919,271         68,169      585,569        7,711      356,588      169,745     293,812
    Fund pricing fees                       106,582          5,025       22,787        2,282       13,395        5,944      10,190
    Professional fees                       161,757         76,927       40,022       12,800       22,191       17,386      26,488
    Custodian fees                           93,450         12,411       37,221        3,305       71,343       74,492      19,624
    Transfer agent fees                      42,252             24           24           24           24           24          24
    Shareholder reports                      38,050          7,755          697           80        4,000        2,499       4,000
    Trustees' fees and expenses               6,975          6,975        6,975        6,975        6,975        6,975       6,975
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                      6,292,805        255,565    1,263,963       35,589    1,489,043      622,458     855,253
------------------------------------------------------------------------------------------------------------------------------------
    Less advisory and related
     fees waived                           (327,628)       (32,598)     (48,104)      (7,711)    (148,359)      (5,573)    (93,100)
    Less expenses paid by
     Horace Mann Investors, Inc.                 --             --           --      (17,292)          --       (7,600)         --
    Less earnings credits on
     cash balances                           (5,053)        (4,450)      (8,048)        (878)      (4,188)      (1,724)     (1,337)
    Less expenses paid
     by commission credits                 (168,558)        (4,559)          --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------

       Net Expenses                       5,791,566        213,958    1,207,811        9,708    1,336,496      607,561     760,816
------------------------------------------------------------------------------------------------------------------------------------
     Net investment
       income (loss)                      7,584,632     11,773,473    9,679,360      110,293     (510,672)      73,304     687,409
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
     Realized gain (loss) from:
       Investments                      (67,979,949)   (12,292,064)    (480,619)      (1,092)   1,229,359      429,554   3,782,350
       Foreign currency transactions             --             --           --           --           --      (57,059)        (42)
------------------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) on
       investments and foreign
       currency transactions            (67,979,949)   (12,292,064)    (480,619)      (1,092)   1,229,359      372,495   3,782,308

    Change in unrealized appreciation
        (depreciation) on:
        Investments                      24,873,373      1,345,567    4,712,282        3,200  (14,351,331)  (8,203,548)  2,194,800
        Translation of assets and
           liabilities in foreign
           currencies                            --             --           --           --           --        1,353          --

    Net realized and unrealized
        gain (loss) from
        investments and foreign
        currency transactions           (43,106,576)   (10,946,497)   4,231,663        2,108  (13,121,972)  (7,829,700)  5,977,108
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS
FROM OPERATIONS                       $ (35,521,944) $     826,976  $13,911,023   $  112,401 $(13,632,644) $(7,756,396) $6,664,517
====================================================================================================================================

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and December 31, 1999

                                                     EQUITY FUND                  BALANCED FUND                   INCOME FUND
                                                2000            1999           2000          1999            2000           1999
==================================================================================================================================
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)            $   7,584,632  $   7,194,167  $  11,773,473  $  14,074,710  $   9,679,360  $     817,879

  Net realized short-term gain (loss)
    on investments and
    foreign currency transactions           (46,318,081)    21,084,618    (10,444,140)    10,118,367       (232,179)       (60,131)

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions           (21,661,868)    18,209,988     (1,847,924)     6,351,720       (248,440)        16,747

  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                      24,873,373    (63,032,326)     1,345,567    (35,403,517)     4,712,282     (1,004,956)
----------------------------------------------------------------------------------------------------------------------------------

  Change in net assets
    from operations                         (35,521,944)   (16,543,553)       826,976     (4,858,720)    13,911,023       (230,461)
----------------------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                      (7,885,552)    (6,784,785)   (12,038,144)   (13,824,667)    (9,671,251)      (809,484)

  Net realized short-term gain
    from investments and
    foreign currency transactions               (57,559)   (22,394,051)        (5,423)   (11,439,972)            --             --

  Net realized long-term gain
    from investments and
    foreign currency transactions               (47,965)   (18,035,067)       (12,653)    (5,491,362)            --             --
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions
    to shareholders                          (7,991,076)   (47,213,903)   (12,056,220)   (30,756,001)    (9,671,251)      (809,484)
==================================================================================================================================

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                 298,523,202     87,663,401     33,277,399     54,172,750    155,410,030      5,904,109

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions               7,936,809     40,836,339     12,056,220     26,157,173      9,671,251        677,102
----------------------------------------------------------------------------------------------------------------------------------
                                            306,460,011    128,499,740     45,333,619     80,329,923    165,081,281      6,581,211

  Cost of shares redeemed                  (220,348,910)  (110,340,201)  (121,914,586)   (70,096,336)   (45,311,572)    (6,325,480)
----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net
  assets from fund
  share transactions                         86,111,101     18,159,539    (76,580,967)    10,233,587    119,769,709        255,731
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (decrease)
  IN NET ASSETS                              42,598,081    (45,597,917)   (87,810,211)   (25,381,134)   124,009,481       (784,214)
NET ASSETS:
  Beginning of period                       625,132,591    670,730,508    402,538,516    427,919,650     13,174,671     13,958,885
----------------------------------------------------------------------------------------------------------------------------------
  End of period                           $ 667,730,672  $ 625,132,591  $ 314,728,305  $ 402,538,516  $ 137,184,152  $  13,174,671
==================================================================================================================================
Undistributed net
   investment income                      $     106,757  $     409,373  $      57,760  $     325,867  $      29,197  $      15,711
----------------------------------------------------------------------------------------------------------------------------------

                See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                         2000 FUNDS ANNUAL REPORT

                                            SMALL CAP                       INTERNATIONAL                      SOCIALLY
        SHORT-TERM FUND                    GROWTH FUND                       EQUITY FUND                    RESPONSIBLE FUND
      2000           1999             2000             1999             2000            1999             2000             1999
----------------------------------------------------------------------------------------------------------------------------------
$    110,293  $     88,641     $    (510,672)   $    (378,113)  $      73,304    $      85,524    $     687,409    $     624,038


      (1,092)          566        (6,995,411)       6,491,975      (2,298,028)         162,747        2,288,851       (1,312,194)


          --            --         8,224,770        1,773,685       2,670,523        1,019,297        1,493,457        1,823,749



       3,200          (318)      (14,351,331)      15,565,211      (8,202,195)       6,619,170        2,194,800        2,587,979
--------------------------------------------------------------------------------------------------------------------------------

     112,401        88,889       (13,632,644)      23,452,758      (7,756,396)       7,886,738        6,664,517        3,723,572
--------------------------------------------------------------------------------------------------------------------------------


    (109,538)      (88,097)          (13,744)      (2,351,737)             --          (35,937)        (716,080)        (595,585)


          --          (566)       (1,399,506)      (1,751,269)             --         (198,226)      (2,341,012)              --


          --            --                --               --        (522,634)      (1,015,137)      (1,490,194)        (525,965)
--------------------------------------------------------------------------------------------------------------------------------

    (109,538)      (88,663)      (1,413,250)      (4,103,006)        (522,634)      (1,249,300)      (4,547,286)      (1,121,550)
===============================================================================================================================


  11,049,588     5,024,777       61,242,800       16,140,492       36,455,429       11,068,737       32,193,495       29,403,215


     109,538        70,018        1,413,250        3,415,007          522,634        1,003,619        4,547,286          606,069
--------------------------------------------------------------------------------------------------------------------------------
  11,159,126     5,094,795       62,656,050       19,555,499       36,978,063       12,072,356       36,740,781       30,009,284

 (10,922,443)   (4,683,329)     (24,510,265)      (7,062,340)     (12,413,117)      (2,617,563)     (22,379,508)      (8,642,459)


     236,683       411,466       38,145,785       12,493,159       24,564,946        9,454,793       14,361,273       21,366,825
--------------------------------------------------------------------------------------------------------------------------------

     239,546       411,692       23,099,891       31,842,911       16,285,916       16,092,231       16,478,504       23,968,847

   1,742,707     1,331,015       60,497,447       28,654,536       26,403,381       10,311,150       59,532,678       35,563,831
--------------------------------------------------------------------------------------------------------------------------------
$  1,982,253  $  1,742,707    $  83,597,338    $  60,497,447    $  42,689,297    $  26,403,381    $  76,011,182    $  59,532,678
================================================================================================================================

$      1,922  $      1,167    $          --    $          --    $      (2,028)   $          --    $       7,100    $      35,867
--------------------------------------------------------------------------------------------------------------------------------

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Notes to the Financial Statements

December 31, 2000

1. BUSINESS ORGANIZATION - The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership (shares) in seven separate investment portfolios: Equity Fund (formally growth
Fund), Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

     FUND INVESTMENT OBJECTIVES:

     A. Equity Fund - primary, long-term capital growth; secondary, conservation of principal and production of income.

     B. Balanced Fund - realization of high long-term total rate of return consistent with prudent investment risks.

     C. Income Fund - long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     D. Short-Term Investment Fund - primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

     E. Small Cap Growth Fund - long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

     F. International Equity Fund - long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

     G. Socially Responsible Fund - long-term growth of capital, current income and growth of income through investing primarily in a diversified portfolio of equity securities of United States-based companies which are determined to be socially responsible.


2.   SIGNIFICANT ACCOUNTING POLICIES:

     A. Security valuation - A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; no such securities were owned by the Funds at December 31, 2000.

     B. Security transactions and investment income - Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

     C. Federal income taxes - It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. No provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

          The Equity fund, Balanced fund, Income Fund and Short-Term Investment Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Income Fund had an

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Notes to the Financial Statements

December 31, 2000

          accumulated capital loss carry forward for tax purposes of $335,414 of which $45,805 will expire on December 31, 2007 and $289,609 will expire on December 31, 2008. At December 31, 2000, the Equity Fund, Balanced Fund and Short-Term Investment Fund had an accumulated capital loss carry forward for tax purposes of $67,530,554, $12,663,796 and $1,094, respectively, which will expire on December 31, 2008.

          Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

     D. Dividends and distributions - Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

          Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

          Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences arise between book and tax basis reporting for the year ending December 31, 2000.

          For tax purposes, the Balanced Fund and Income Fund had a reclassification for MBS paydowns from accumulated net gain/loss to accumulated undistributed net investment income in the amount of ($3,675) and $5,377, respectively. The International Equity Fund and Socially Responsible Fund had a reclassification for foreign currency transaction from accumulated net gain/loss to accumulated undistributed net investment income in the amount of ($57,059) and ($39), respectively. The Small Cap Growth Fund generated a net operating loss which has been reclassified from accumulated undistributed net investment loss to paid in capital in the amount of $510,672. The Balanced Fund and Small Cap Growth Fund had a reclassification of distributions from accumulated net investment income to accumulated net gain/loss in the amount of $239 and $13,744, respectively. Additionally, the Equity Fund, International Equity Fund, and Socially Responsible Fund had a reclassification of distributions from accumulated net gain/loss to accumulated undistributed net investment income in the amount of $1,696, $18,273, and $57, respectively.

          For the year ended December 31, 2000, the Equity Fund, Balanced Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund paid long-term capital gains of $46,403, $12,696, $1,399,546, $522,634 and $1,490,076, respectively.

     E. Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.


3. OPERATING POLICIES:

     A. Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each fund's behalf by its custodian under a book-entry system. Each fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be credit worthy pursuant to guidelines established by the Trustees.

     B. Asset Backed Securities - These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     C. Collateralized Mortgage Obligations - Planned Amortization Class (PAC) N These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Notes to the Financial Statements

December 31, 2000

     D. American Depository Receipts (ADR) - A certificate issued by an American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

     E. Commission Credits - Bernstein Investment Research and Management Unit, Mellon Equity Associates, LLP and Wellington Management Company, LLP, subadvisers for the Equity and Balanced funds, seek the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the funds part of the commissions paid.

     F. Earnings Credits on Cash Balances - During 2000, the Funds' custody fee was reduced as a result of credits earned on overnight cash balances.

     G. Foreign Currency Transactions - The books and records of the funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

          . market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

          . purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

          Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

     H. Forward Currency Contracts - The Income Fund and International Equity Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

At December 31, 2000 the International Equity Fund had the following open forward currency contracts:

                                             Current             Unrealized
Foreign                                       Value             Appreciation
Currency                                    U.S. Dollar        (Depreciation)
-----------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

Long Contracts:
Euro Dollar,
      3,929 expiring 1/03/01 - 01/04/01       $ 3,690              $ 39

Short Contracts:
Euro Dollar,
      6,940 expiring 01/04/01                 $ 6,516                 7
                                                                   ----
                                                                   $ 46
                                                                   ====

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

December 31, 2000



Short Contracts:
Euro Dollar
     13,638 expiring 01/02/01-01/03/01           $40,976            $  (488)

British Pound,
     13,717 expiring 01/02/01                    $65,414             (1,078)

Japanese Yen,
     1,899,161 expiring 01/09/01                 $16,613                (83)
                                                                    --------
                                                                    $(1,649)
                                                                    ========

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

December 31, 2000

4. FUND SHARE TRANSACTIONS-- The Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plan by certain shareholders.

Transactions in capital stock for the years ended 2000 and 1999:

                                            Shares issued
                                           to shareholders
                                           in reinvestment
                                            of dividends                        Net increase
                            Shares sold   and distributions   Shares redeemed    (decrease)
-------------------------------------------------------------------------------------------
Equity Fund
12/31/2000                   14,036,233         388,803         (10,619,256)    3,805,780
12/31/1999                    3,611,627       1,894,078          (4,540,277)      965,428

Balanced Fund
12/31/2000                    1,976,765         723,823          (7,234,357)   (4,533,769)
12/31/1999                    2,862,259       1,529,659          (3,717,525)      674,393

Income Fund
12/31/2000                   12,826,661         779,022          (3,613,195)    9,992,488
12/31/1999                      449,741          55,319            (482,758)       22,302

Short-Term Fund
12/31/2000                    1,085,679          11,037          (1,073,159)       23,557
12/31/1999                      497,191           7,087            (461,455)       42,823

Small Cap Growth Fund
12/31/2000                    2,868,348          84,152          (1,184,318)    1,768,182
12/31/1999                    1,082,285         178,329            (513,865)      746,749

International Equity Fund
12/31/2000                    2,248,863          37,508            (801,343)    1,485,028
12/31/1999                      789,300          59,176            (191,589)      656,887

Socially Responsible Fund
12/31/2000                    2,357,040         326,835          (1,608,283)    1,075,592
12/31/1999                    2,157,301          44,827            (630,771)    1,571,357

5.   MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     A. Horace Mann Educators Corporation (HMEC) is the parent company of Horace Mann Investors, Inc. (Investors) and Horace Mann Service Corporation (HMSC) and indirectly owns HMLIC. Collectively, these companies are referred to as Horace Mann.

          From May 1, 1997 to March 1, 1999, Investors acted as the Trust's adviser, managing its investments, and administering its business affairs pursuant to a management agreement. Also on May 1, 1997, Wellington Management Company, LLP, became the subadviser to the Equity, Balanced, Income and Short-Term funds. Effective March 10, 1997, BlackRock Financial Management, Inc. (formerly PNC Equity Advisors Company) became the subadviser to the Small Cap Growth Fund, and Zurich Scudder Investments, Inc. became the subadviser to the International Equity and Socially Responsible funds. Each subadviser was compensated by Investors (not the Trust) and bore all of its own expenses in providing subadvisory services.

          For the period January 1, 1999 to March 1, 1999 Investors received a separate management and advisory fee for the Equity, Balanced, Income and Short-Term Investment funds. For management services, the fee accrued daily and paid monthly, was calculated on a pro rata basis by applying the following annual percentage rates to the aggregate of all four funds' daily net assets for the respective month.

          Net Assets                           Rate
          On initial $100 million             .250%
          Over $100 million                   .200%

          For advisory services, the fee was accrued daily and calculated by applying the following annual percentage rates to the average daily net assets of each fund for the respective month:

          Equity Fund        Balanced Fund     Income Fund      Short-Term Fund     Average Net Assets
             0.400%            0.325%             0.250%            0.125%          initial $100 million
             0.300%            0.275%             0.200%            0.100%          next $100 million
             0.250%            0.225%             0.150%            0.075%          next $300 million
             0.250%            0.200%             0.150%            0.075%          over $500 million

          As compensation for its services, the Small Cap Growth, International Equity and Socially Responsible funds each paid Investors a combined monthly management and advisory fee. The contractual fees were as follows:

          Small Cap Growth Fund                        1.40% of Net Assets
          International Equity Fund                    1.10% of Net Assets
          Socially Responsible Fund                    0.95% of Net Assets

          For the period January 1, 1999 to March 1, 1999, Investors voluntarily reduced these management fees by 0.40%.

          On March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the Horace Mann Mutual Funds. The Equity Fund employs a multi-manager strategy using three subadvisers N bernstein Investment Research and Management Unit, Melton Equity Associates, and Wellington Management Co., LLP. Effective March 15, 2000, bernstein Investment Research and Management Unit replaced Brinson Partners as one of the subadvisers for the Equity Fund. On January 19, 2000, balanced fund began operating under a 'fund of funds' structure, investing in the Equity Fund and Income Fund. Effective January 26, 2000, Income Fund employs a multi-manager strategy using two subadvisers N Wellington Management co., LLP and Western Asset Management Company. Effective August 25, 2000 Western Asset Management became the subadviser for the Income Fund and Short-Term Fund.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

December 31, 2000

     Each subadviser's fees are paid by the adviser out of the advisory fees that it receives from each of the funds. Fees paid to a subadviser of a fund with multiple subadvisers depends upon the fee rate negotiated with the adviser and upon the percentage of the fund's assets allocated to that subadviser by the adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a fund, which will remain fixed on the terms described below. The adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the adviser. Because the adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

     For the year ended December 31, 2000, services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser received a fee based on each fund's average daily net assets, computed daily and payable monthly, at the following annual rates. For the same period, the adviser waived fees in the amounts listed below.


     Fund                               Rate       Fees waived
     Equity Fund                       0.400%       $327,628
     Balanced Fund                     0.000%         32,598
     Income Fund                       0.400%         48,104
     Short-Term Investment Fund        0.125%          7,711
     Small Cap Growth Fund             1.150%        148,359
     International Equity Fund         0.850%          5,573
     Socially Responsible Fund         0.700%         93,100

     Effective January 19, 2000, the Balanced Fund began operating under a "fund of funds" structure. The Balanced Fund invests substantially all of its assets in shares of the Equity Fund and Income Fund. On this date the Investment advisory fees for the Balanced were reduced from 0.400% to 0.000%.

B. Pursuant to an Administration Agreement with the Funds, Investors provides for the management of the business affairs of each fund, including, but not limited to, office space, clerical services, bookkeeping and other similar services. For the year ended December 31, 2000, Investors received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

     Net Assets                         Rate
     On initial $1 billion              0.250%
     Over $1 billion                    0.200%

C. Pursuant to a Support Services Agreement, HMLIC provides certain services to the Funds necessary to coordinate the Funds' activities with those of the Separate Account of HMLIC other than the administrative agreement. For the year ended December 31, 2000, HMLIC received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

     Net Assets                         Rate
     On initial $1 billion              0.150%
     Over $1 billion                    0.100%

D. Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the year ended December 31, 2000 were $42,252 for the Equity Fund, $24 each for the Balanced, Income, Short-Term, Small Cap Growth, International Equity and Socially Responsible funds.

E. The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. For the year ended December 31, 2000, the fees, excluding travel expenses, for independent trustees totaled $27,200. There were 5 meetings held during this period. The Trust does not compensate interested officers and trustees (those who are also officers and/or directors of Horace Mann).

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT


Notes to the Financial Statements (concluded)

December 31, 2000

6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the year ended December 31, 2000 were:

                                               Purchases      Proceeds from sales
                                               ---------      -------------------
Equity Fund                                   $921,937,917       $833,641,302

Balanced Fund                                  418,697,847        586,039,878

Income Fund                                    722,847,675        586,039,878

Short-Term Fund                                         --                 --

Small Cap Growth Fund                          216,369,050        180,349,531

International Equity Fund                       47,682,713         25,459,354

Socially Responsible Fund                       79,113,536         67,445,268

The following table shows investments, excluding foreign currency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by fund at December 31, 2000.

                            Cost for Federal   Aggregate gross   Aggregate gross   Net unrealized
                               income tax        unrealized        unrealized       appreciation
                                purposes        appreciation     (depreciation)    (depreciation)
                                --------        ------------      ------------      ------------
Equity Fund                  $639,267,093       $ 99,074,642      $(69,802,962)     $ 29,271,680

Balanced Fund                 319,276,446          2,534,547        (6,856,678)       (4,322,131)

Income Fund                   151,304,412          5,173,032        (1,274,588)        3,898,444

Short-Term Fund                 1,964,066              3,200                --                --

Small Cap Growth Fund          79,746,192         11,328,175        (4,063,402)        7,264,773

International Equity Fund      42,945,758          3,079,958        (3,641,928)         (561,970)

Socially Responsible Fund      69,893,180          9,830,996        (3,758,460)        6,072,536

Independent Auditors' Report



The Board of Trustees and Shareholders of
      Horace Mann Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Horace Mann Mutual Funds (the Funds), consisting of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years presented in the two-year period then ended and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2000, the results of their operations for the period then ended, the changes in their net assets for each of the years presented in the two-year period then ended and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                  KPMG LLP


Chicago, Illinois
February 2, 2001

HORACE MANN MUTUAL FUNDS                    2000 FUNDS ANNUAL REPORT



            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     THE EQUITY FUND AND A STOCK INDEX/1/

                               [MOUNTAIN CHART]

                    --------------------------------------
                                  Equity Fund
                          Average Annual Total Return
                    --------------------------------------
                       1 year    5 years      10 years
                    --------------------------------------
                       -4.64%     9.28%        13.09%
                    --------------------------------------


                                    [GRAPH]

                     Equity Fund        Stock Index
                     -----------        -----------

11/1/1989              10,000             10,000
12/31/1989             10,432             10,449
                       10,206             10,134
                       10,543             10,772
                        9,346              9,291
12/31/1990              9,852             10,124
                       11,084             11,595
                       11,505             11,568
                       11,766             12,187
12/31/1991             12,464             13,209
                       12,269             12,875
                       12,862             13,120
                       13,004             13,534
12/31/1992             13,659             14,215
                       14,807             14,836
                       15,248             14,908
                       15,837             15,293
12/31/1993             16,354             15,648
                       15,975             15,055
                       16,329             15,118
                       17,054             15,857
12/31/1994             16,353             15,855
                       17,628             17,399
                       19,051             19,059
                       20,233             20,574
12/31/1995             21,787             21,813
                       23,306             22,983
                       24,060             24,015
                       24,935             24,757
12/31/1996             27,295             26,821
                       27,421             27,540
                       31,016             32,348
                       34,060             34,771
12/31/1997             33,695             35,769
                       37,651             40,728
                       35,710             42,077
                       31,766             37,927
12/31/1998             36,267             46,015
                       35,205             48,267
                       38,712             51,620
                       34,166             48,449
12/31/1999             35,336             55,690
                       34,586             57,003
                       33,309             55,395
                       34,373             54,885
12/31/2000             34,214             50,595


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Equity Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Stock: S&P 500 Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. Rate of returns shown above for the unmanaged indices have no expenses.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  THE BALANCED FUND AND A STOCK/BOND INDICES/1/

                               [MOUNTAIN CHART]

                     -------------------------------------
                                 Balanced Fund
                          Average Annual Total Return
                     -------------------------------------
                        1 year     5 years      10 years
                     -------------------------------------
                        0.93%       8.74%        11.20%
                     -------------------------------------


                                    [GRAPH]

                     Balanced Fund        Stock Fund        Bond Fund
                     -------------        ----------        ---------

11/1/1989               10,000              10,000            10,000
12/31/1989              10,358              10,449            10,123
                        10,146              10,135            10,109
                        10,454              10,774            10,433
                         9,803               9,293            10,616
12/31/1990              10,309              10,125            11,052
                        11,138              11,595            11,330
                        11,480              11,569            11,532
                        11,858              12,188            12,088
12/31/1991              12,534              13,209            12,668
                        12,392              12,876            12,552
                        12,904              13,112            13,049
                        13,204              13,534            13,625
12/31/1992              13,583              14,216            13,576
                        14,496              14,837            14,115
                        14,873              14,908            14,419
                        15,342              15,292            14,744
12/31/1993              15,683              15,648            14,768
                        15,327              15,055            14,469
                        15,496              15,118            14,382
                        15,975              15,857            14,499
12/31/1994              15,539              15,855            14,483
                        16,566              17,396            15,118
                        17,704              19,057            15,873
                        18,557              20,572            16,135
12/31/1995              19,704              21,811            16,698
                        20,591              22,982            16,560
                        21,051              24,014            16,664
                        21,698              24,756            16,961
12/31/1996              23,305              26,820            17,376
                        23,428              27,540            17,358
                        25,729              32,348            17,940
                        27,772              34,771            18,538
12/31/1997              27,741              35,769            19,085
                        29,971              40,728            19,412
                        29,219              42,077            19,830
                        27,514              37,927            20,663
12/31/1998              29,872              46,015            20,734
                        29,440              48,267            20,745
                        31,089              51,620            20,694
                        28,886              48,449            20,712
12/31/1999              29,534              55,690            20,684
                        28,199              57,003            21,142
                        27,718              55,395            21,507
                        28,514              54,885            22,159
12/31/2000              28,914              50,595            23,097


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Balanced Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Stock/Bond Indices: through April 30, 1997, S & P 500 Index and Lehman
    Brothers Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Brothers Aggregate Bond Index thereafter. Rates of return shown above for the unmanaged indices have no expenses.

HORACE MANN MUTUAL FUNDS                          2000 FUNDS ANNUAL REPORT

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       THE INCOME FUND AND BOND INDEX/1/

                         [MOUNTAIN CHART APPEARS HERE]

                         Income Fund
                 Average Annual Total Return
         1 year            5 years          10 years
         8.89%             5.61%            6.97%


                                    [GRAPH]

                    Income Fund             Bond Index
                    -----------             ----------

11/1/1989             10,000                  10,000
12/31/1989            10,110                  10,123
                       9,971                  10,109
                      10,306                  10,433
                      10,544                  10,616
12/31/1990            10,875                  11,052
                      11,096                  11,330
                      11,363                  11,532
                      11,913                  12,088
12/31/1991            12,499                  12,668
                      12,393                  12,552
                      12,857                  13,049
                      13,409                  13,625
12/31/1992            13,399                  13,576
                      13,855                  14,115
                      14,143                  14,419
                      14,443                  14,744
12/31/1993            14,480                  14,768
                      14,147                  14,469
                      14,047                  14,382
                      14,157                  14,499
12/31/1994            14,135                  14,483
                      14,747                  15,118
                      15,430                  15,873
                      15,713                  16,135
12/31/1995            16,259                  16,698
                      16,109                  16,560
                      16,160                  16,664
                      16,422                  16,961
12/31/1996            16,828                  17,376
                      16,815                  17,358
                      17,372                  17,940
                      17,968                  18,538
12/31/1997            18,412                  19,085
                      18,773                  19,412
                      19,235                  19,830
                      19,895                  20,663
12/31/1998            19,907                  20,734
                      19,950                  20,745
                      19,566                  20,694
                      19,670                  20,712
12/31/1999            19,594                  20,684
                      18,163                  21,142
                      18,383                  21,507
                      18,810                  22,159
12/31/2000            19,617                  23,097

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Income Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Bond index; through April 30, 1997, Lehman Brothers Intermediate
    Government/Corporate Bond index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Brothers Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX/1/

                         [MOUNTAIN CHART APPEARS HERE]

                 Short-Term Investment Fund
                 Average Annual Total Return
         1 year            5 years          10 years
         5.81%             5.13%            4.64%


                                    [GRAPH]

                   Short-Term            Treasury
                 Investment Fund        Bill Index
                 ---------------        ----------

11/1/1989            10,000               10,000
12/31/1989           10,141               10,130
                     10,330               10,335
                     10,528               10,544
                     10,736               10,743
12/31/1990           10,943               10,933
                     11,122               11,100
                     11,291               11,260
                     11,450               11,415
12/31/1991           11,592               11,541
                     11,694               11,658
                     11,797               11,766
                     11,888               11,857
12/31/1992           11,972               11,951
                     12,044               12,041
                     12,128               12,132
                     12,200               12,224
12/31/1993           12,278               12,321
                     12,376               12,415
                     12,474               12,529
                     12,597               12,660
12/31/1994           12,757               12,797
                     12,922               12,964
                     13,087               13,144
                     13,252               13,324
12/31/1995           13,416               13,510
                     13,577               13,681
                     13,725               13,854
                     13,900               14,032
12/31/1996           14,090               14,208
                     14,258               14,387
                     14,440               14,568
                     14,622               14,757
12/31/1997           14,805               14,952
                     14,994               15,612
                     15,175               15,822
                     15,359               16,046
12/31/1998           15,531               16,228
                     15,690               16,406
                     15,879               16,592
                     16,085               16,777
12/31/1999           16,279               16,971
                     15,067               17,202
                     15,263               17,462
                     15,488               17,727
12/31/2000           15,736               18,018

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Short-Term Investment Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90-day maturities. The rate of return shown above for the unmanaged index has no expenses.

HORACE MANN MUTUAL FUNDS                    2000 FUNDS ANNUAL REPORT

                   COMPARISON OF CHANGE IN VALUE OF $10,000
          INVESTMENT IN THE SMALL CAP GROWTH FUND AND A STOCK INDEX/1/


                         [MOUNTAIN CHART APPEARS HERE]

                      Small Cap Growth Fund Total Return
                      1 year            Since inception/2/
                        -10.84%                 18.22%

                  Small Cap Growth Fund     Stock Index
                  ---------------------     -----------

3/10/97                 10,000                 10,000
                         9,040                  9,139
                        10,550                 10,744
                        12,740                 12,562
12/31/97                11,700                 11,532
                        12,851                 12,120
                        12,360                 12,365
                        10,040                  9,601
12/31/98                12,380                 11,871
                        12,810                 11,673
                        13,540                 13,216
                        14,679                 12,756
12/31/1999              21,237                 17,005
                        25,064                 18,582
                        22,818                 17,206
                        22,936                 16,526
12/31/2000              18,935                 13,184

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Small Cap Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Stock Index: Russell 2000 Growth, an unmanaged index composed of those Russell 2000 Growth securities with a greater-than-average growth orientation. The Russell 2000 Growth return shown to the left reflects the reinvestment of dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Since inception refers to its inception of investment operations March 10, 1997. Black Rock Financial Management, Inc. is the fund's subadviser.

================================================================================

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             IN THE INTERNATIONAL EQUITY FUND AND AN EQUITY INDEX/1/

                         [MOUNTAIN CHART APPEARS HERE]


                    International Equity Fund Total Return
                      1 year            Since inception/2/
                     -17.51%                 12.03%

             International Equity Fund    Equity Index
             -------------------------    ------------

3/10/97              10,000                  10,000
                      9,750                  10,036
                     10,540                  11,297
                     10,820                  11,218
12/31/97             10,352                  10,339
                     11,733                  11,902
                     12,378                  12,028
                     10,706                  10,318
12/31/98             12,313                  12,453
                     12,557                  12,623
                     13,289                  12,952
                     14,546                  13,514
12/31/1999           18,695                  15,816
                     18,570                  15,799
                     17,364                  15,171
                     15,656                  13,949
12/31/2000           15,423                  13,576


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the International Equity Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Equity Index: MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The rate of return shown to the left for the unmanaged index has no expenses.

     The index reflects performance from February 28, 1997 through December 31, 2000.

/2/ Since inception refers to its inception of investment operations March 10, 1997. Zurich Scudder Investments, Inc. is the fund's subadviser.

================================================================================

                    COMPARISON OF CHANGE IN VALUE OF $10,000
         INVESTMENT IN THE SOCIALLY RESPONSIBLE FUND AND A STOCK INDEX1

                         [MOUNTAIN CHART APPEARS HERE]


                    Socially Responsible Fund Total Return
                      1 year            Since inception/2/
                      8.79%                  13.00%

             Socially Responsible Fund    Stock Index
             -------------------------    -----------

3/10/97              10,000                  10,000
                      9,380                   9,415
                     10,970                  11,058
                     12,040                  11,887
12/31/97             12,308                  12,228
                     13,935                  13,933
                     13,661                  14,394
                     12,013                  12,961
12/31/98             13,516                  15,733
                     13,670                  16,756
                     15,189                  19,132
                     13,463                  16,831
12/31/1999           14,647                  19,064
                     14,669                  17,309
                     14,478                  17,059
                     15,210                  17,041
12/31/2000           15,936                  16,002

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Socially Responsible Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Stock Index: S&P 500, Standard & Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown to the left for the unmanaged index has no expenses.

/2/ Since inception refers to its inception of investment operations March 10, 1997. Zurich Scudder Investments, Inc. is the fund's subadviser.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Horace Mann Mutual Funds
P.O. Box 4657
Springfield, IL 62708-4657
1-800-999-1030














Business Manager
Horace Mann Investors, Inc.
One Horace Mann Plaza
Springfield, IL 62715-0001


IA-004388 (2/01)